                                                               [Draft--11/19/96]
================================================================================

                       MILLENNIUM AMERICA INC., as Issuer,

                     MILLENNIUM CHEMICALS INC., as Guarantor

                                       and

                        THE BANK OF NEW YORK, as Trustee

                                  ------------

                                    INDENTURE

                               Dated as of , 1996

                                  ------------


              $500,000,000 [ ]% Senior Notes Due November __, 2006 $250,000,000 [ ]% Senior Debentures Due November ___, 2026

================================================================================

           Reconciliation and tie between Trust Indenture Act of 1939, as amended, and Indenture dated as of [ ], 1996

Trust Indenture                                Indenture
  Act Section                                   Section
SS 310 (a)(1).......................................609
       (a)(2).......................................609
       (a)(5).......................................609
       (b)..........................................608, 610
SS 311 (a)..........................................613
   312 (a)..........................................701
       (b)..........................................702
       (c)..........................................702
SS 313 (a)..........................................703
       (c)..........................................703, 704
SS 314 (a)..........................................704
       (a)(4).......................................1010
       (c)(1).......................................103
       (c)(2).......................................103
       (e)..........................................103
SS 315 (a)..........................................601(b)
       (b)..........................................602
       (c)..........................................601(a)
       (d)..........................................601(c), 603
       (e)..........................................514
SS 316 (a)(last sentence)...........................101 ("Outstanding")
       (a)(1)(A)....................................502, 512
       (a)(1)(B)....................................513
       (b)..........................................508
       (c)..........................................105
SS 317 (a)(1).......................................503
       (a)(2).......................................504
       (b)..........................................1003
SS 318 (a)..........................................108

-----------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Indenture.

                                TABLE OF CONTENTS

                                                          PAGE

PARTIES....................................................1

RECITALS...................................................1

                           ARTICLE ONE

     DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.   Definitions.................................2
               "Affiliate".................................2
               "Agent Member"..............................2
               "Applicable Procedures".....................2
               "Bankruptcy Law"............................3
               "Board of Directors"........................3
              "Board Resolution"..........................3
               "Business Day"..............................3
               "Capital Stock".............................3
               "Cash Equivalents"..........................3
               "Commission"................................3
               "Company"...................................4
               "Company Guarantees"........................4
               "Consolidated Net Tangible Assets"..........4
               "Consolidation".............................4
               "Corporate Trust Office"....................4
               "Debt"......................................4
               "Default"...................................5
               "Depositary"................................5
               "DTC".......................................5
               "Exchange Act"..............................5
               "Funded Debt"...............................5
               "GAAP"......................................5
               "Global Security"...........................5
               "Guaranty"..................................5
               "Holder"....................................5
               "Incur".....................................6
               "Indenture".................................6
               "Indenture Obligations".....................6
               "Interest Payment Date".....................6
               "Issuer"....................................6
               "Issuer Request" or "Issuer Order"..........6

                                      (i)

               "Lien"......................................6
               "Maturity"..................................7
               "Moody's"...................................7
               "Officers' Certificate".....................7
               "Opinion of Counsel"........................7
               "Opinion of Independent Counsel"............7
               "Other Jurisdiction"........................7
               "Outstanding"...............................7
               "Paying Agent"..............................8
               "Person"....................................8
               "Predecessor Security"......................8
               "Regular Record Date".......................8
               "Responsible Officer".......................9
               "Restricted Property".......................9
               "Restricted Subsidiary".....................9
               "S&P".......................................9
               "Securities Act"............................9
               "Stated Maturity"...........................9
               "Subsidiary"...............................10
               "Trustee"...................................9
               "Trust Indenture Act".......................9
               "U.S. Government Obligations"..............10
               "Value"....................................10
Section 102.   Other Definitions..........................10
Section 103.   Compliance Certificates and Opinions.......11
Section 104.   Form of Documents Delivered to Trustee.....12
Section 105.   Acts of Holders............................13
Section 106.   Notices, etc., to the Trustee, the
                 Issuer and the Company...................14
Section 107.   Notice to Holders; Waiver..................15
Section 108.   Conflict with Trust Indenture Act..........15
Section 109.   Effect of Headings and Table of
                 Contents.................................15
Section 110.   Successors and Assigns.....................15
Section 111.   Separability Clause........................16
Section 112.   Benefits of Indenture......................16
Section 113.   Governing Law..............................16
Section 114.   Legal Holidays.............................16
Section 115.   Independence of Covenants..................16
Section 116.   Schedules, Exhibits and Annexes............16
Section 117.   Counterparts...............................17
Section 118.   No Personal Liability of Directors,
                 Officers, Incorporators, Employees
                 and Stockholders.........................17

                                      (ii)

                           ARTICLE TWO
                         SECURITY FORMS

Section 201.   Forms Generally............................17

                          ARTICLE THREE
                         THE SECURITIES

Section 301.   Title and Terms............................18
Section 302.   Denominations..............................21
Section 303.   Execution, Authentication, Delivery
                 and Dating...............................21
Section 304.   Temporary Securities.......................23
Section 305.   Global Securities..........................23
Section 306.   Registration, Registration of
                 Transfer and Exchange....................25
Section 307.   Mutilated, Destroyed, Lost and
                 Stolen Securities........................26
Section 308.   Payment of Interest; Interest
                 Rights Preserved.........................27
Section 309.   CUSIP Numbers..............................28
Section 310.   Persons Deemed Owners......................28
Section 311.   Cancellation...............................29
Section 312.   Computation of Interest....................29

                          ARTICLE FOUR
                   SATISFACTION AND DISCHARGE

Section 401.   Satisfaction and Discharge of
                 Indenture................................29
Section 402.   Application of Trust Money.................31

                          ARTICLE FIVE
                            REMEDIES

Section 501.   Events of Default..........................31
Section 502.   Acceleration of Maturity;
                 Rescission and Annulment.................33
Section 503.   Collection of Debt and Suits for
                 Enforcement by Trustee...................34
Section 504.   Trustee May File Proofs of Claim...........35
Section 505.   Trustee May Enforce Claims without
                 Possession of Securities.................36
Section 506.   Application of Money Collected.............36
Section 507.   Limitation on Suits........................37
Section 508.   Unconditional Right of Holders to
                 Receive Principal and Interest...........38
Section 509.   Restoration of Rights and Remedies.........38

                                     (iii)

Section 510.   Rights and Remedies Cumulative.............38
Section 511.   Delay or Omission Not Waiver...............38
Section 512.   Control by Holders.........................39
Section 513.   Waiver of Past Defaults....................39
Section 514.   Undertaking for Costs......................40
Section 515.   Waiver of Stay, Extension or Usury
                 Laws.....................................40
Section 516.   Remedies Subject to Applicable Law.........40

                           ARTICLE SIX
                           THE TRUSTEE

Section 601.   Duties of Trustee..........................40
Section 602.   Notice of Defaults.........................42
Section 603.   Certain Rights of Trustee..................42
Section 604.   Trustee Not Responsible for
                 Recitals, Dispositions of
                 Securities or Application of
                 Proceeds Thereof.........................44
Section 605.   Trustee and Agents May Hold
                 Securities; Collections; etc.............44
Section 606.   Money Held in Trust........................44
Section 607.   Compensation and Indemnification of
                 Trustee and Its Prior Claim..............44
Section 608.   Conflicting Interests......................45
Section 609.   Corporate Trustee Required;
                 Eligibility..............................46
Section 610.   Resignation and Removal;
                 Appointment of Successor Trustee.........46
Section 611.   Acceptance of Appointment by
                 Successor................................48
Section 612.   Merger, Conversion, Consolidation
                 or Succession to Business................48
Section 613.   Preferential Collection of Claims
                 Against Issuer...........................49

                          ARTICLE SEVEN
        HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUER

Section 701.   Issuer to Furnish Trustee Names and
                 Addresses of Holders.....................49
Section 702.   Disclosure of Names and Addresses
                 of Holders...............................50
Section 703.   Reports by Trustee.........................50
Section 704.   Reports by Issuer and the Company..........50

                                      (iv)

                          ARTICLE EIGHT
      CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 801.   Issuer and Company May Consolidate,
                 etc., Only on Certain Terms..............51
Section 802.   Successor Substituted......................53

                          ARTICLE NINE
                     SUPPLEMENTAL INDENTURES

Section 901.   Supplemental Indentures and
                 Agreements without Consent of
                 Holders..................................54
Section 902.   Supplemental Indentures and
                 Agreements with Consent of Holders.......55
Section 903.   Execution of Supplemental
                 Indentures and Agreements................56
Section 904.   Effect of Supplemental Indentures..........56
Section 905.   Conformity with Trust Indenture
                 Act......................................57
Section 906.   Reference in Securities to
                 Supplemental Indentures..................57
Section 907.   Notice of Supplemental Indentures..........57

                           ARTICLE TEN
                            COVENANTS

Section 1001.  Payment of Principal and Interest..........57
Section 1002.  Maintenance of Office or Agency............57
Section 1003.  Money for Security Payments to Be
                 Held in Trust............................58
Section 1004.  Corporate Existence........................59
Section 1005.  Payment of Taxes and Other Claims..........60
Section 1006.  Maintenance of Properties..................60
Section 1007.  Limitation on Liens........................61
Section 1008.  Limitation on Sale and Leaseback
                 Transactions.............................62
Section 1009   Limitation on Restricted Subsidiary
                 Funded Debt..............................63
Section 1010.  Provision of Financial Statements..........64
Section 1011.  Statement by Officers as to
                 Default..................................65
Section 1012.  Waiver of Certain Covenants................66

                         ARTICLE ELEVEN
                COMPANY GUARANTEES OF SECURITIES

Section 1101.  Unconditional Company Guarantees...........66
Section 1102.  Execution of Company Guarantees............67
Section 1103.  Form of Company Guarantees.................68

                                      (v)

                         ARTICLE TWELVE
               DEFEASANCE AND COVENANT DEFEASANCE

Section 1201.  Issuer's Option to Effect
                 Defeasance or Covenant Defeasance........69
Section 1202.  Defeasance and Discharge...................69
Section 1203.  Covenant Defeasance........................70
Section 1204.  Conditions to Defeasance or
                 Covenant Defeasance......................71
Section 1205.  Deposited Money and U.S. Government
                 Obligations to be Held in Trust;
                 Other Miscellaneous Provisions...........72
Section 1206.  Reinstatement..............................72

                        ARTICLE THIRTEEN
                    REDEMPTION OF SECURITIES

Section 1301.  Tax Redemption.............................73
Section 1302.  Applicability of Article...................74
Section 1303.  Election to Redeem; Notice to
                 Trustee..................................74
Section 1304.  Notice of Redemption.......................74
Section 1306.  Deposit of Tax Redemption Price............75
Section 1307.  Securities Payable on Redemption
                 Date.....................................75

SIGNATURES............................................... 76

                                      (vi)

ACKNOWLEDGMENTS

EXHIBIT A      Form of Notes
EXHIBIT B      Form of Debentures

                                     (vii)

          INDENTURE dated as of [     ], 1996, among MILLENNIUM AMERICA INC., a
Delaware corporation (the "Issuer"), MILLENNIUM CHEMICALS INC., a Delaware corporation, as guarantor (the "Company"), and THE BANK OF NEW YORK, a New York banking corporation, as trustee (the "Trustee").

                       RECITALS OF THE ISSUER AND COMPANY

          The Issuer has duly authorized the creation of (i) an issue of [ ]% Senior Notes Due November __, 2006 (the "Notes") and (ii) an issue of [ ]% Senior Debentures Due November __, 2026 (the "Debentures", and together with the Notes, the "Securities"), of substantially the tenor and amounts hereinafter set forth, and to provide therefor the Issuer has duly authorized the execution and delivery of this Indenture and the Securities.

          The Company is the indirect parent of the Issuer and indirectly owns beneficially and of record 100% of the Capital Stock of the Issuer and the Company will derive direct and indirect economic benefit from the issuance of the Securities. Accordingly, the Company has duly authorized the execution and delivery of this Indenture to provide for the guarantees by the Company (the "Company Guarantees") with respect to the Securities as set forth in this Indenture.

          This Indenture is subject to, and shall be governed by, the provisions of the Trust Indenture Act that are required to be part of and to govern indentures qualified under the Trust Indenture Act.

          All acts and things necessary have been done to make (i) the Securities, when duly issued and executed by the Issuer and authenticated and delivered hereunder, the valid obligations of the Issuer, (ii) the Company Guarantees, when duly issued and executed by the Company and delivered hereunder, the valid obligations of the Company, and (iii) this Indenture a valid agreement of the Issuer and the Company in accordance with the terms of this Indenture.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                           ARTICLE ONE

     DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     Section 101.   Definitions.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

               (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

               (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

               (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

               (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

               (e) all references to $, US$, dollars or United States dollars shall refer to the lawful currency of the United States of America; and

               (f) all references herein to particular Sections or Articles refer to this Indenture unless otherwise so indicated.

          "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agent Member" means any member of, or participant in, the Depositary.

          "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Global Security to the extent applicable to such transaction and as in effect from time to time.

          "Bankruptcy Law" means title 11, United States Bankruptcy Code of 1978, as amended, or any similar United States federal or state law relating to bankruptcy, insolvency, receivership, winding up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

          "Board of Directors" means the board of directors of the Issuer or the Company, as the case may be, or any duly authorized committee of such board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Issuer or the Company, as the case may be, to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions or trust companies in The City of New York or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law, regulation or executive order to close.

          "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock of such Person.

          "Cash Equivalents" means (i) any evidence of Debt, maturing not more than six months after the date of acquisition, issued by the United States of America, or an instrumentality or agency thereof and guaranteed fully as to principal, premium, if any, and interest by the United States of America, (ii) any certificate of deposit, time deposit, money market account or bankers' acceptance, maturing not more than six months after the date of acquisition, issued by any commercial banking institution that is a member of the Federal Reserve System and that has combined capital and surplus and undivided profits of not less than $500,000,000, whose debt has a rating, at the time as of which any investment therein is made, of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P, or (iii) commercial paper, maturing not more than three months after the date of acquisition, issued by any corporation (other than an Affiliate of the Issuer) organized and existing under the laws of the United States of America with a rating, at the time as of which any investment therein is made, of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Company" means Millennium Chemicals Inc., a Delaware corporation, until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

          "Company Guarantees" means the unconditional guarantees by Millennium Chemicals Inc. of the due and punctual payment of principal of, and interest on, the Securities, as provided pursuant to Article Eleven.

          "Consolidated Net Tangible Assets" means, at any date of determination, the total amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (i) all current liabilities (excluding any thereof which are by their terms extendible or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed and excluding current maturities of long term debt), and (ii) the value (net of any applicable reserves) of all goodwill, trade names, trademarks, purchased technology, patents, unamortized debt discount and other like intangible assets, all as set forth on the most recent balance sheet of the Issuer and its Consolidated Subsidiaries, computed in accordance with GAAP.

          "Consolidation" means, with respect to any Person, the consolidation of the accounts of such Person and each of its Subsidiaries if and to the extent the accounts of such Person and each of its Subsidiaries would normally be consolidated with those of such Person, all in accordance with GAAP. The term "Consolidated" shall have a similar meaning.

          "Corporate Trust Office" means the office of the Trustee or an Affiliate thereof at which at any particular time the corporate trust business for the purposes of this Indenture shall be principally administered, which office at the date of execution of this Indenture is located at 101 Barclay Street, Floor 21 West, New York, New York 10286.

          "Debt" means (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed (other than letters of credit), (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) every obligation of such Person issued or assumed as the deferred purchase price of property or services, if and to the extent that such obligation would appear as a liability upon the balance sheet of such Person, prepared in accordance with GAAP (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business), and (iv) every obligation of the type referred to in clauses (i) through (iii) above of another Person and all Debt of another Person the payment of which, in either case, such Person has Guaranteed or is responsible or liable, directly or indirectly, as obligor, Guarantor or otherwise.

          "Default" means any event which is, or after notice or passage of any time or both would be, an Event of Default.

          "Depositary" means, with respect to the Securities issued in the form of one or more Global Securities, DTC, its nominees and successors, or another Person designated as Depositary by the Issuer, which must be a clearing agency registered under the Exchange Act.

          "DTC" means The Depository Trust Company, a New York corporation.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

          "Funded Debt" means Debt that by its terms (i) matures more than one year from the date of original issuance or creation or (ii) matures within one year from such date, but is renewable or extendible at the option of the obligor to a date more than one year from such date.

          "GAAP" means generally accepted accounting principles in the United States, consistently applied.

          "Global Security" means a Security that is registered in the Security Register in the name of a Depositary or a nominee thereof.

          "Guaranty" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing any Debt of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt, (ii) to purchase property, securities or services for the purpose of assuring the holder of such Debt of the payment of such Debt, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt (and "Guaranteed" and "Guarantor" shall have meanings correlative to the foregoing); provided, however, that the Guaranty by any Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Incur" means, with respect to any Debt of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, Guaranty or otherwise become, directly or indirectly, liable in respect of such Debt or the recording, as required pursuant to GAAP or otherwise, of any such Debt or other obligation on the balance sheet of such Person (and "Incurrence" and "Incurred" shall have meanings correlative to the foregoing); provided, however, that a change in GAAP that results in an obligation of such Person that exists at such time becoming Debt shall not be deemed an Incurrence of such Debt.

          "Indenture" means this instrument as originally executed (including all annexes thereto) and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

          "Indenture Obligations" means the obligations of the Company and any other obligor under this Indenture or under the Securities, including any Guarantor, to pay principal of and interest on the Securities when due and payable, and all other amounts due or to become due under or in connection with this Indenture, the Securities and performance of all other obligations to the Trustee and the Holders under this Indenture and the Securities, according to the terms hereof and thereof.

          "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

          "Issuer" means Millennium America Inc., a corporation incorporated under the laws of Delaware, until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean such successor corporation.

          "Issuer Request" or "Issuer Order" means a written request or order signed in the name of the Issuer by any one of its Chairman of the Board, its Vice Chairman, its President, its Chief Executive Officer, its Chief Operating Officer, its Chief Financial Officer or a Vice President, and by any one of its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Lien" means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

          "Maturity" means, when used with respect to any Security, the date on which the principal of such Securities becomes due and payable as therein provided or as provided in this Indenture, whether at the Stated Maturity or by declaration of acceleration or otherwise.

          "Moody's" means Moody's Investors Service, Inc. or any successor rating agency.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, Vice Chairman, the President, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Issuer or the Company, as the case may be, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of legal counsel, who may be counsel for the Issuer, the Company or the Trustee, unless an Opinion of Independent Counsel is required pursuant to the terms of this Indenture, and who shall be acceptable to the Trustee.

          "Opinion of Independent Counsel" means a written opinion of counsel, who may be regular outside counsel for the Issuer, but which is issued by a Person who is not an employee or consultant (other than non-employee legal counsel) of the Issuer or the Company, and who shall be reasonably acceptable to the Trustee.

          "Other Jurisdiction" has the meaning given it in Section 301.

          "Outstanding" when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

               (a)  Securities theretofore cancelled by the
     Trustee or delivered to the Trustee for cancellation;

               (b) Securities, or portions thereof, payment for which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer) in trust or set aside and segregated in trust by the Issuer (if the Issuer shall act as the Paying Agent) for the Holders of such Securities;

               (c) Securities, except to the extent provided in Sections 1202 and 1203, with respect to which the Issuer has effected defeasance or covenant defeasance as provided in Article Twelve; and

               (d) Securities which have been paid pursuant to Section 308 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee and the Issuer proof reasonably satisfactory to each of them that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Issuer;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Issuer, the Company or any other obligor upon the Securities or any Affiliate of the Issuer, the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the reasonable satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer, the Company or any other obligor upon the Securities or any Affiliate of the Issuer, the Company or such other obligor.

          "Paying Agent" means any Person (including the Issuer) authorized by the Issuer to pay the principal of or interest on, any Securities on behalf of the Issuer.

          "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security. For purposes of this definition, any Security authenticated and delivered under Section 307 in exchange for a mutilated Security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

          "Regular Record Date" for the interest payable on any Interest Payment
Date means the [     ] or [     ] (whether or not a Business Day) next preceding
such Interest Payment Date.

          "Responsible Officer" when used with respect to the Trustee means any officer assigned to the Corporate Trust Office or any agent of the Trustee appointed hereunder, including any vice president, assistant vice president, or any other officer or assistant officer of the Trustee or any agent of the Trustee appointed hereunder to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

          "Restricted Property" means (i) any land, land improvements, buildings and fixtures (to the extent they constitute real property interests, including any leasehold interest therein) constituting a principal corporate office or a manufacturing, distribution or warehouse facility (other than such as are determined in good faith by the Board of Directors of the Issuer to be immaterial to the total business conducted by the Issuer and the Restricted Subsidiaries as a whole) and (ii) any shares of capital stock or indebtedness of a Restricted Subsidiary.

          "Restricted Subsidiary" means any Subsidiary of the Issuer which owns Restricted Property and is organized under the laws of a jurisdiction in the United States.

          "S&P" means Standard & Poor's Rating Group, a division of McGraw-Hill, Inc., or any successor rating agency.

          "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor statute.

          "Stated Maturity" when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest, as the case may be, is due and payable.

          "Subsidiary" means, with respect to any Person, any corporation, association or other business entity of which more than 50% of the total voting power of shares of securities entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof.

          "Trustee" means, except as set forth in Section 1205, the Person named as the "Trustee" in the first paragraph of this Indenture, until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor trustee.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, or any successor statute.

          "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation, or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

          "Value" means, with respect to a Sale and Lease-Back Transaction, at the time of determination, the amount equal to the greater of (i) the net proceeds of the sale or transfer of the property leased pursuant to such Sale and Lease-Back Transaction and (ii) the fair value of such property at the time of entering into such Sale and Lease-Back Transaction; for purposes of clause
(ii) of this sentence, fair value shall be determined by the Board of Directors of the Issuer in its good faith judgment.

     Section 102.   Other Definitions.

          Term                          Defined in Section
          "Act"                                105
          "Additional Amounts"                 301
          "covenant defeasance"               1203
          "Defaulted Interest"                 308
          "defeasance"                        1202
          "Defeased Securities"               1201
          "Event of Default"                   501
          "Required Filing Dates"             1010
          "Sale and Lease-Back Transaction"   1008
          "Secured Debt"                      1007
          "Securities"                    Recitals
          "Security Register"                  306
          "Security Registrar"                 306
          "Special Payment Date"               308

          "Special Record Date"                308
          "Surviving Entity"                   801
          "Surviving Guarantor Entity"         801
          "Tax Event"                         1301
          "Tax Redemption"                    1301
          "Tax Redemption Date"               1301
          "Tax Redemption Price"              1301

     Section 103.   Compliance Certificates and Opinions.

          Upon any application or request by the Issuer or the Company to the Trustee to take any action under any provision of this Indenture, the Issuer and the Company (if applicable) and any other obligor on the Securities (if applicable) shall furnish to the Trustee an Officers' Certificate in form and substance reasonably acceptable to the Trustee stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with, and an Opinion of Counsel in form and substance reasonably acceptable to the Trustee stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such certificates or opinions is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or Opinion of Counsel or Opinion of Independent Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall comply with the requirements of the Trust Indenture Act.

          Every certificate or Opinion of Counsel or Opinion of Independent Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (a) a statement that each individual signing such certificate or individual or firm signing such opinion has read such covenant or condition and the definitions herein relating thereto;

               (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (c) a statement that, in the opinion of each such individual or such firm, he or it has made such examination or investigation as is necessary to enable him or it to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (d) a statement as to whether, in the opinion of each such individual or such firm, such condition or covenant has been complied with.

     Section 104.   Form of Documents Delivered to Trustee.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Issuer, the Company or other obligor on the Securities may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer, the Company or other obligor on the Securities stating that the information with respect to such factual matters is in the possession of the Issuer, the Company or other obligor on the Securities, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Opinions of Counsel required to be delivered to the Trustee may have qualifications customary for opinions of the type required and counsel delivering such Opinions of Counsel may rely on certificates of the Issuer or government or other officials customary for opinions of the type required, including certificates certifying as to matters of fact, including that various financial covenants have been complied with.

          Any certificate or opinion of an officer of the Issuer, the Company or other obligor on the Securities may be based, insofar as it relates to accounting matters, upon a certificate or opinion of, or representations by, an accountant or firm of accountants in the employ of the Issuer, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the accounting matters upon which his certificate or opinion may be based are erroneous. Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent with respect to the Issuer.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Section 105.   Acts of Holders.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Issuer or the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee, the Issuer and the Company, if made in the manner provided in this Section 105.

          (b) The ownership of Securities shall be proved by the Security Register.

          (c) Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Issuer, the Company or any other obligor of the Securities in reliance thereon, whether or not notation of such action is made upon such Security.

          (d) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate of affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (e) If the Issuer shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Issuer may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of such Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Issuer shall have no obligation to do so. Notwithstanding Trust Indenture Act Section 316(c), any such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date such first solicitation is completed.

          If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for purposes of determining whether Holders of the requisite proportion of Securities then Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for this purpose the Securities then Outstanding shall be computed as of such record date; provided, however, that no such request, demand, authorization, direction, notice, consent, waiver or other Act by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

     Section 106. Notices, etc., to the Trustee, the Issuer and the Company.

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

               (a) the Trustee by any Holder or by the Issuer or the Company or any other obligor on the Securities shall be sufficient for every purpose (except as provided in Section 501(c)) hereunder if in writing and mailed, first-class postage prepaid, or delivered by recognized overnight courier, to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Holders or the Issuer, the Company or any other obligor on the Securities by the Trustee; or

               (b) the Issuer or the Company by the Trustee or any Holder shall be sufficient for every purpose (except as provided in Section 501(c)) hereunder if in writing and mailed, first-class postage prepaid, or delivered by recognized overnight courier, to the Issuer or the Company addressed to it c/o Millennium Chemicals Inc., 99 Wood Avenue South, Iselin, New Jersey 08830, or at any other address previously furnished in writing to the Trustee by the Issuer or the Company.

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

     Section 107.   Notice to Holders; Waiver.

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or delivered by recognized overnight courier, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case, by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

     Section 108.   Conflict with Trust Indenture Act.

          If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, the provision or requirement of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

     Section 109.   Effect of Headings and Table of Contents.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 110.   Successors and Assigns.

          All covenants and agreements in this Indenture by the Issuer and the Company shall bind their respective successors and assigns, whether so expressed or not.

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

     Section 111.   Separability Clause.

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 112.   Benefits of Indenture.

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent or the Holders) any benefit or any legal or equitable right, remedy or claim under this Indenture.

     Section 113.   Governing Law.

          THIS INDENTURE, THE SECURITIES AND THE COMPANY GUARANTEES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

     Section 114.   Legal Holidays.

          In any case where any Interest Payment Date, Maturity or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or at the Maturity or Stated Maturity and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Maturity or Stated Maturity, as the case may be, to the next succeeding Business Day.

     Section 115.   Independence of Covenants.

          All covenants and agreements in this Indenture shall be given independent effect so that if a particular action or condition is not permitted by any such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

     Section 116.   Schedules, Exhibits and Annexes.

          All schedules, exhibits and annexes attached hereto are by this reference made a part hereof with the same effect as if herein set forth in full.

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

     Section 117.   Counterparts.

          This Indenture may be executed with counterpart signature pages or in any number of counterparts, each of which counterparts shall be an original; but such counterparts shall together constitute but one and the same instrument.

     Section 118.   No Personal Liability of Directors, Officers,
Incorporators, Employees and Stockholders.

          No recourse under or upon any obligation, covenant or agreement of this Indenture or any indenture supplemental hereto or of any Security or Company Guarantee, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Issuer or the Company or any of their respective Affiliates or of any successor corporation thereof, either directly or through the Issuer, the Company or any such successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers, directors or employees, as such, of the Issuer or the Company or of any successor corporation thereof, or any of them, because of the creation of the Debt hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or the Company Guarantees or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer, director or employee, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or the Company Guarantees or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities and the Company Guarantees.

                           ARTICLE TWO

                         SECURITY FORMS

     Section 201.   Forms Generally.

          The (i) Notes and the Trustee's certificate of authentication thereon shall be in substantially the form of Exhibit A hereto; and (ii) the Debentures and the Trustee's certification of authentication thereon shall be in substantially the form of Exhibit B hereto, each Security with such appropriate insertions, omissions, substitutions and other variations as are required or permitted hereby and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, any organizational document or governing instrument or applicable law or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

          The definitive Securities, if any, and the Company Guarantees to be endorsed thereon shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

          The terms and provisions contained in the form of the Securities set forth in Exhibits A and B shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Issuer, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

                          ARTICLE THREE

                         THE SECURITIES

     Section 301.   Title and Terms.

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $500,000,000 in principal amount of Notes and $250,000,000 in principal amount of Debentures, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 303, 304, 305, 306, 307 or 906.

          The Notes shall be known and designated as the "[ ]% Senior Notes Due November __, 2006" of the Issuer. The Stated Maturity of the Notes shall be [ ], 2006, and the Notes shall each bear interest at the rate of [ ]% per annum, from [ ], 1996, or from the most recent Interest Payment Date to which interest has been paid, payable semi-annually in arrears on __________ and __________ in each year, commencing ______________, to persons who are registered Holders of Securities at the close of business on the __________ or __________ immediately preceding such Interest

Payment Date, until the principal thereof is paid or duly provided for. Interest on any overdue principal shall be payable on demand.

          The Debentures shall be known and designated as the "[ ]% Senior Debentures Due November __, 2026" of the Issuer. The Stated Maturity of the Debentures shall be [ ], 2026, and the Debentures shall each bear interest at the rate of [ ]% per annum, from [ ], 1996, or from the most recent Interest Payment Date to which interest has been paid, payable semi-annually in arrears on __________ and __________ in each year, commencing _______________, to persons who are registered Holders of Securities at the close of business on the __________ or __________ immediately preceding such Interest Payment Date, until the principal thereof is paid or duly provided for. Interest on any overdue principal shall be payable on demand.

          Principal of, and interest on, the Securities shall be payable in immediately available funds and, subject to the limitations applicable to Global Securities, the Securities will be exchangeable and transferable at an office or agency of the Issuer, one of which will be maintained for such purposes in The City of New York (which initially will be the Corporate Trust Office of the Trustee) or such other office or agency permitted under this Indenture; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the Persons entitled thereto as shown on the Security Register on the Regular Record Date.

          Any amounts paid, or caused to be paid, by the Company or its assignee (or any successor to the Company or such assignee) under the Company Guarantees, or paid by any successor to the Issuer under the Indenture, will be paid without deduction or withholding of any and all present and future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the United Kingdom (including any political subdivision or taxing authority thereof) or the jurisdiction of incorporation or residence (other than the United States or any political subdivision or taxing authority thereof) of any assignee of the Company or any successor to the Issuer or the Company, or any political subdivision or taxing authority thereof (an "Other Jurisdiction"), or, if deduction or withholding of any taxes, levies, imposts or other governmental charges shall at any time be required by the United Kingdom or an Other Jurisdiction, the Company, its assignee or any relevant successor will (subject to timely compliance by the Holders or beneficial owners of the relevant Securities with any relevant administrative requirements) pay, or cause to be paid, such additional amounts ("Additional Amounts") in respect of principal or interest as may be necessary in order that the net amounts paid to the Holders of the Securities or the Trustee under the Indenture, as the case may be, pursuant to the Indenture or the Company Guarantees, after such deduction or withholding, shall equal the respective amounts of principal and interest, as specified in the Securities to which such Holders or the Trustee are entitled; provided, however, that the foregoing shall not apply to (i) any present or future taxes, levies, imposts or other governmental charges which would not have been so imposed, assessed, levied or collected but for the fact that the Holder or beneficial owner of the relevant Security is or has been a domiciliary, national or resident of, engages or has been engaged in business, maintains or has maintained a permanent establishment, or is or has been physically present in, the United Kingdom or an Other Jurisdiction, or otherwise has or has had some connection with the United Kingdom or an Other Jurisdiction (other than the holding or ownership of a Security, or the collection of principal of, and interest on, or the enforcement of, a Security or Company Guarantee), (ii) any present or future taxes, levies, imposts or other governmental charges which would not have been so imposed, assessed, levied or collected but for the fact that, where presentation is required, the relevant Security was presented more than thirty days after the date such payment became due or was provided for, whichever is later, (iii) any present or future taxes, levies, imposts or other governmental charges which are payable otherwise than by deduction or withholding from payments on or in respect of the relevant Security or Company Guarantee, (iv) any present or future taxes, levies, imposts or other governmental charges which would not have been so imposed, assessed, levied or collected but for the failure to comply, on a sufficiently timely basis, with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the United Kingdom or an Other Jurisdiction or any other relevant jurisdiction of the Holder or beneficial owner of the relevant Security, if such compliance is required by a statute or regulation of the United Kingdom or an Other Jurisdiction, or by a relevant treaty, as a condition to relief or exemption from such taxes, levies, imposts or other governmental charges, (v) any present or future taxes, levies, imposts or other governmental charges (A) which would not have been so imposed, assessed, levied or collected if the beneficial owner of the relevant Security had been the Holder of such Security, or (B) which, if the beneficial owner of such Security had held the Security as the Holder of such Security, would have been excluded pursuant to clauses (i) through (iv) above, or (vi) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge.

          No payments of Additional Amounts with respect to the Indenture or the Company Guarantees will be made due to any deduction or withholding requirement imposed by any governmental unit other than the United Kingdom or an Other Jurisdiction (including any taxing authority or political subdivision thereof).

          Except with respect to a Tax Redemption (as defined in Section 1301(a)), the Securities shall not be redeemable prior to Maturity and shall not have the benefit of any sinking fund obligations.

          The Securities shall be subject to defeasance or covenant defeasance at the option of the Company as provided in Article Twelve.

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

          The Securities shall be guaranteed by the Company Guarantees pursuant to the provisions of Article Eleven including, without limitation, the provision for the release of the Company Guarantees under the conditions provided for therein.

          For all purposes hereunder, the Notes and the Debentures will be treated as one class, including with respect to any amendment, waiver, acceleration or any other Act of the Holders. The Notes and the Debentures rank pari passu in right of payment with each other and rank pari passu in right of payment of principal and interest with all other existing and future unsecured and unsubordinated obligations of, and will be senior in right of payment and interest to all subordinated obligations of, the Issuer and the Company, respectively.

     Section 302.   Denominations.

          The Securities shall be issuable only in fully registered form without coupons, in denominations of $1,000 and any integral multiple thereof.

     Section 303.   Execution, Authentication, Delivery and Dating.

          The Securities shall be executed on behalf of the Issuer by one of its Chairman of the Board, its President, its Chief Executive Officer, its Chief Operating Officer, its Chief Financial Officer or one of its Vice Presidents under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signatures of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities executed by the Issuer to the Trustee (with the Company Guarantees endorsed thereon) for authentication, together with an Issuer Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Issuer Order shall authenticate and make available for delivery such Securities as provided in this Indenture and not otherwise.

          Each Security shall be dated the date of its authentication.

          No Security or Company Guarantee endorsed thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided

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

for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security or Company Guarantee shall be conclusive evidence, and the only evidence, that such Security or Company Guarantee has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

          In case the Issuer or Company, pursuant to Article Nine, shall, in a single transaction or through a series of related transactions, be consolidated or merged with or into any other Person or shall sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets on a Consolidated basis to any Person, and the successor Person resulting from such consolidation or surviving such merger, or into which the Issuer or the Company shall have been merged, or the successor Person which shall have participated in the sale, assignment, conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto, in a form satisfactory to the Trustee, with the Trustee pursuant to Article Nine, any of the Securities authenticated or delivered prior to such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Issuer Request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section 303 in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

          The Trustee may appoint an authenticating agent acceptable to the Issuer to authenticate Securities on behalf of the Trustee. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Security Registrar or Paying Agent to deal with the Company, the Issuer and its Affiliates.

          If an officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates such Security, such Security shall be valid nevertheless.

          If an officer whose signature is on this Indenture no longer holds office at the time the Trustee authenticates a Security on which the Company Guarantee is endorsed, such Company Guarantee shall be valid nevertheless.

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

     Section 304.   Temporary Securities.

          Subject to limitations with respect to Global Securities, pending the preparation of definitive Securities with the Company Guarantees endorsed thereon, the Issuer and the Company may execute, and upon Issuer Order the Trustee shall authenticate and make available for delivery, temporary Securities with temporary Company Guarantees endorsed thereon, which are printed, lithographed, typewritten or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities with the Company Guarantees endorsed thereon in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

          If temporary Securities are issued, the Issuer and the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Issuer designated for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Issuer shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of authorized denominations with the Company Guarantees endorsed thereon. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

     Section 305.   Global Securities.

          (a) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated by Issuer and the Company for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

          (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary (A) has notified the Issuer and the Company that it is unwilling or unable to continue as Depositary for such Global Security, or (B) has ceased to be a clearing agency registered as such under the Exchange Act, (ii) there shall have occurred and be continuing an Event of Default with respect to such Global Security, or (iii) the Issuer executes and delivers to the Trustee an Issuer Order stating that all Global Securities shall

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

be exchanged in whole for Securities that are not Global Securities (in which case such exchange shall be effected by the Trustee). Upon the occurrence in respect of any Global Security of any one or more of the conditions specified in clauses (i), (ii) or (iii) of the preceding sentence, such Global Security may be registered for transfer or exchange for Securities registered in the name of, or authenticated and delivered to, such Persons as the Depositary shall direct. All or any portion of a Global Security may be exchanged for a Security that has a like aggregate principal amount and is not a Global Security, upon 20 days prior written request made by the Depositary or its authorized representative to the Trustee.

          (c) If any Global Security is to be exchanged for other Securities or cancelled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation as provided in this Article Three. If any Global Security is to be exchanged for other Securities or cancelled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either (i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Article Three, or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to Section 305(b) and as otherwise provided in this Article Three, authenticate and make available for delivery any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in Section 305(b), the Issuer shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article Three if such order, direction or request is given or made in accordance with the Applicable Procedures.

          (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article Three, Section 906 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

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

          (e) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under this Indenture, the Securities and the Company Guarantees, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members.

     Section 306.   Registration, Registration of Transfer and Exchange.

          The Issuer shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Securities and of transfers and exchanges of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

          Subject to the limitations applicable to Global Securities, upon surrender for registration of transfer of any Security at an office or agency of the Issuer designated pursuant to Section 1002 for such purpose, the Issuer shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations, of a like aggregate principal amount and tenor, each such new Security having endorsed thereon the Company Guarantee executed by the Company.

          At the option of the Holder, Securities (except Global Securities) may be exchanged for other Securities of any authorized denominations, of a like aggregate principal amount and tenor, each such new Security having endorsed thereon the Company Guarantee executed by the Company, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and make available for delivery, the Securities having endorsed thereon the Company Guarantees executed by the Company which the Holder making the exchange is entitled to receive.

          All Securities and the Company Guarantees endorsed thereon issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer and the Company, evidencing the same Debt, and entitled to the same benefits under this Indenture, as the Securities and Company Guarantees endorsed thereon, respectively, surrendered upon such registration of transfer or exchange.

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

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 303, 304, 305, 306 or 906 not involving any transfer.

          The Security Registrar is not required to transfer or exchange any Security selected for redemption or any Security for a period of 15 days before the mailing of a notice of redemption.

          Except as provided in the preceding paragraph, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Security, whether pursuant to this Section, Sections 304, 305, 306 and 906 or otherwise, shall also be a Global Security and bear the legend specified in Exhibits A and B.

     Section 307.   Mutilated, Destroyed, Lost and Stolen Securities.

          If (a) any mutilated Security is surrendered to the Trustee, or (b) the Issuer, the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Issuer, the Company and the Trustee, such security or indemnity, in each case, as may be required by them to save each of them harmless, then, in the absence of actual notice to the Issuer, the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Issuer shall execute, and upon a Issuer Request the Trustee shall authenticate and make available for delivery, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a replacement Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a replacement Security, pay such Security.

          Upon the issuance of any replacement Securities under this Section, the Issuer may require the payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

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

          Every replacement Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Issuer and the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     Section 308.   Payment of Interest; Interest Rights Preserved.

          Interest on any Security which is payable, and is punctually paid or duly provided for, on the Stated Maturity of such interest shall be paid to the Person in whose name the Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest payment date.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on the Stated Maturity of such interest, and interest on such defaulted interest at the then applicable interest rate borne by the Securities, to the extent lawful (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the Regular Record Date; and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in subsection (a) or (b) below:

               (a) The Issuer may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or any relevant Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date (not less than 30 days after such notice) of the proposed payment (the "Special Payment Date"), and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the Special Payment Date, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this subsection provided. Thereupon the Trustee shall fix a date (the "Special Record Date") for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the Special

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

          Payment Date and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer in writing of such Special Record Date. In the name and at the expense of the Issuer, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date and Special Payment Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities are registered on such Special Record Date and shall no longer be payable pursuant to the following subsection (b).

               (b) The Issuer may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Issuer to the Trustee of the proposed payment pursuant to this subsection, such payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     Section 309.   CUSIP Numbers.

          The Issuer in issuing the Securities may use "CUSIP" numbers (if then generally in use), and the Issuer, or the Trustee on behalf of the Issuer, shall use CUSIP numbers in notices of exchange or redemption as a convenience to Holders; provided, however, that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of exchange or redemption and that reliance may be placed only on the other identification numbers printed on the Securities; provided further, however, that failure to use CUSIP numbers in any notice of exchange or redemption shall not affect the validity or sufficiency of such notice. The Issuer shall promptly inform the Trustee of any change in the CUSIP numbers.

     Section 310.   Persons Deemed Owners.

          Prior to due presentment of a Security for registration of transfer, the Issuer, the Trustee and any agent of the Company, the Issuer or the Trustee may treat the Person

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

in whose name such Security is registered as the owner thereof, whether or not such Security may be overdue, for the purpose of making payments and for all other purposes whatsoever, and neither the Issuer, the Company, the Trustee nor any agent of the Issuer, the Company or the Trustee shall be affected by notice to the contrary.

          No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Issuer, Company, the Trustee, and any agent of the Issuer, Company or the Trustee as the owner of such Global Security for all purposes whatsoever. None of the Issuer, Company, the Trustee nor any agent of the Issuer, Company or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     Section 311.   Cancellation.

          All Securities surrendered for payment, purchase, registration of transfer or exchange shall be delivered to the Trustee and, if not already cancelled, shall be promptly cancelled by it. The Issuer and the Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuer or the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be delivered to the Issuer. The Trustee shall provide the Issuer a list of all Securities that have been cancelled from time to time as requested by the Issuer.

     Section 312.   Computation of Interest.

          Interest on the Securities shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

                          ARTICLE FOUR

                   SATISFACTION AND DISCHARGE

     Section 401.   Satisfaction and Discharge of Indenture.

          This Indenture shall be discharged and shall cease to be of further effect (except as to (a) the surviving rights of registration of transfer or exchange of Securities, as expressly provided for herein and (b) the right to receive Additional Amounts) as to all Outstanding Securities hereunder, and the Trustee, upon Issuer Request and at the

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

expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

               (a)  either

                    (1) all the Securities theretofore authenticated and delivered (other than (i) lost, stolen or destroyed Securities which have been replaced or paid as provided in Section 307 or (ii) all Securities for whose payment United States dollars have theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                    (2) all such Securities not theretofore delivered to the Trustee canceled or for cancellation (x) have become due and payable, or
     (y) will become due and payable at their Stated Maturity within one year or
     (z) are called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, or the Issuer in the case of (x), (y) and (z) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust an amount in United States dollars sufficient to pay and discharge the entire Debt on such Securities not theretofore delivered to the Trustee canceled or for cancellation, including the principal of, and accrued interest on (and, if applicable, the Tax Redemption Price and Additional Amounts with respect
     to), such Securities at such Maturity or Stated Maturity or Tax Redemption Date, as the case may be;

               (b) the Issuer or the Company has paid or caused to be paid all other sums payable hereunder by the Issuer and the Company with respect to such Securities; and

               (c) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Independent Counsel, in form and substance reasonably satisfactory to the Trustee, each stating that (i) all conditions precedent herein relating to the satisfaction and discharge hereof have been complied with, and (ii) such satisfaction and discharge will not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Issuer, the Company or any Subsidiary is a party or by which the Issuer, the Company or any Subsidiary is bound.

          Upon compliance by the Issuer with this Section 401, and if the Issuer has paid or caused to be paid all sums payable under this Indenture, this Indenture and any

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

Company Guarantees issued hereunder shall cease to be of any effect (except as otherwise provided herein).

          Notwithstanding the satisfaction and discharge hereof, the obligations of the Issuer to the Trustee under Section 606 and, if United States dollars shall have been deposited with the Trustee pursuant to subclause (2) of subsection (a) of this Section 401, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

     Section 402.   Application of Trust Money.

          Subject to the provisions of the last paragraph of Section 1003, all United States dollars deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal of, and interest on, the Securities for whose payment such United States dollars have been deposited with the Trustee.

                          ARTICLE FIVE

                            REMEDIES

     Section 501.   Events of Default.

          "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (a) default for 30 days in the payment of any interest installment on the Securities when due and payable;

               (b) default in the payment of the principal of, or Tax Redemption Price or Additional Amounts in respect of, any Security when due and payable;

               (c) default for 60 days, after written notice has been given, by certified mail, (i) to the Issuer and the Company by the Trustee, or (ii) to the Issuer, the Company and the Trustee by the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities (which notice shall specify that it is a "notice of default" and shall demand that such a default be remedied) in the performance of any covenant of the Issuer or the Company in this

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

     Indenture (other than a default in the performance, or breach, of a covenant or agreement which is specifically dealt with in clauses
     (a) or (b) of this Section 501);

               (d) default resulting in acceleration of maturity of any Debt (other than the Securities) of the Company, the Issuer or any material Subsidiary of the Company existing on the date of this Indenture or any material Subsidiary of the Issuer in an amount aggregating in excess of $20,000,000, if such acceleration has not been rescinded or annulled within 30 days after notice to the Issuer and the Company by the Trustee or to the Issuer, the Company and the Trustee by the Holders of not less than 25% in aggregate principal amount of the outstanding Securities at any one time;

               (e) the rendering of a final judgment or judgments (not subject to appeal) against the Issuer, the Company or any material Subsidiary of the Company existing on the date of this Indenture or any material Subsidiary of the Issuer in an aggregate amount in excess of $50,000,000, which remains unstayed, undischarged or unbonded for a period of 60 days thereafter;

               (f) there shall have been the entry by a court of competent jurisdiction of (i) a decree or order for relief in respect of the Issuer or the Company or any material Subsidiary of the Company existing on the date of this Indenture or any material Subsidiary of the Issuer in an involuntary case or proceeding under any applicable Bankruptcy Law, or (ii) a decree or order adjudging the Issuer or the Company or any material Subsidiary of the Company existing on the date of this Indenture or any material Subsidiary of the Issuer bankrupt or insolvent, or ordering reorganization, arrangement, adjustment or composition of or in respect of the Issuer or the Company or any material Subsidiary of the Company existing on the date of this Indenture or any material Subsidiary of the Issuer under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Issuer or the Company or any material Subsidiary of the Company existing on the date of this Indenture or any material Subsidiary of the Issuer or of any substantial part of their respective properties, or ordering the winding up or liquidation of their respective affairs, and any such decree or order for relief shall continue to be in effect, or any such other decree or order shall be unstayed and in effect, for a period of 75 consecutive days; or

               (g) (i) the Issuer or the Company or any material Subsidiary of the Company existing on the date of this Indenture or any material Subsidiary of the Issuer commences a voluntary case or proceeding under any applicable Bankruptcy Law or any other case or proceeding to be adjudicated bankrupt or insolvent, (ii) the Issuer or the Company or any material Subsidiary of the

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

     Company existing on the date of this Indenture or any material
     Subsidiary of the Issuer consents in writing to the entry of a decree or order for relief against the Issuer or the Company or such material Subsidiary of the Company existing on the date of this Indenture or any material Subsidiary of the Issuer in an involuntary case or proceeding under any applicable Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against it, (iii) the Issuer or the Company or any material Subsidiary of the Company existing on the date of this Indenture or any material Subsidiary of the Issuer files a petition or answer or consent seeking reorganization or relief under any applicable Bankruptcy Law, (iv) the Issuer or the Company or any material Subsidiary of the Company existing on the date of this Indenture or any material Subsidiary of the Issuer (A) consents to the filing of such petition or the appointment of, or taking possession by, a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Issuer or the Company or such material Subsidiary of the Company existing on the date of this Indenture or any material Subsidiary of the Issuer or of any substantial part of their respective properties, (B) makes an assignment for the benefit of creditors, or (C) admits in writing its inability to pay its debts generally as they become due, or (v) the Issuer or the Company or any material Subsidiary of the Company existing on the date of this Indenture or any material Subsidiary of the Issuer takes any corporate action in furtherance of any such actions in this clause (g).

     Section 502.   Acceleration of Maturity; Rescission and
Annulment.

          If an Event of Default (other than an Event of Default specified in Sections 501(f) and (g)) shall occur and be continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities then Outstanding may, and the Trustee at the request of such Holders shall, declare all unpaid principal of, and accrued interest on (and, if applicable, the Tax Redemption Price or Additional Amounts in respect of), all Securities then Outstanding, to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by the Holders of the Securities) specifying the relevant Event of Default and that it is a "notice of acceleration", and upon any such declaration, such principal and interest shall become immediately due and payable. If an Event of Default specified in Section 501(f) or 501(g) occurs and is continuing, then all the Securities shall ipso facto become and be due and payable immediately in an amount equal to the principal amount of the Securities together with accrued and unpaid interest, if any, to the date the Securities become due and payable, without any declaration or other act on the part of the Trustee or any Holder. Thereupon, the Trustee may, at his or her discretion, proceed to protect and enforce the rights of the Holders of the Securities by appropriate judicial proceedings.

          After such declaration of acceleration with respect to the Securities has been made, but before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Securities Outstanding by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:

               (a) the Issuer has paid or deposited with the Trustee a sum sufficient to pay

                    (i) all sums paid or advanced by the Trustee under Section 607 and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel,

                    (ii) all overdue interest on all Outstanding
          Securities,

                    (iii) the principal of any Outstanding Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities, and

                    (iv) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities; and

               (b) all Events of Default, other than the non-payment of principal of, or interest on (and, if applicable, the Tax Redemption Price or Additional Amounts in respect of), the Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent Default or impair any right consequent thereon.

     Section 503. Collection of Debt and Suits for Enforcement by Trustee.

          The Issuer and the Company covenant that if:

               (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

               (b)  default is made in the payment of the
     principal of any Security at the Stated Maturity thereof,

then the Issuer and the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on

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

such Securities for principal and interest, with interest upon the overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Issuer or the Company, as the case may be, fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Issuer or the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer, the Company or any other obligor upon the Securities, wherever situated.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders under this Indenture or the Company Guarantees by such appropriate private or judicial proceedings as the Trustee shall deem most effectual to protect and enforce such rights, including, without limitation, seeking recourse against the Company pursuant to the terms of the Company Guarantees, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy, subject, however, to Section 512. No recovery of any such judgment upon any property of the Issuer or the Company shall affect or impair any rights, powers or remedies of the Trustee or the Holders.

     Section 504.   Trustee May File Proofs of Claim.

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer or any other obligor, including the Company, upon the Securities or the property of the Issuer or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of, Tax Redemption Price, if any, or Additional Amounts, if any, of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of any such overdue amounts) shall be entitled and empowered, by intervention in such proceeding or otherwise:

               (a) to file and prove a claim for the whole amount of principal, Tax Redemption Price if any, or Additional Amounts, if any, and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

               (b)  to collect and receive moneys or other
     property payable or deliverable on any such claims and to distribute the same; and

any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     Section 505.   Trustee May Enforce Claims without Possession of Securities.

          All rights of action and claims under this Indenture, the Securities or the Company Guarantees may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

     Section 506.   Application of Money Collected.

          Any money collected by the Trustee pursuant to this Article or otherwise on behalf of the Holders or the Trustee pursuant to this Article or through any proceeding or any arrangement or restructuring in anticipation or in lieu of any proceeding contemplated by this Article shall be applied, subject to applicable law, in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

               FIRST: To the payment of all amounts due the Trustee under Section 607;

               SECOND: To the payment of the amounts then due and unpaid upon the Securities for principal, Tax Redemption Price, if any, Additional Amounts, if any, and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest; and

               THIRD: The balance, if any, to the Person or Persons entitled thereto, including the Issuer and the Company, provided that all sums due and owing to the Holders and the Trustee have been paid in full as required by this Indenture.

     Section 507.   Limitation on Suits.

          No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or the Securities, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

               (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

               (b) the Holders of not less than 25% in principal amount of the then Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as trustee hereunder;

               (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

               (d) the Trustee for 60 days after its receipt of such notice, request and offer (and if requested, provision) of indemnity has failed to institute any such proceeding; and

               (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture, any

Security or the Company Guarantees to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, any Security or the Company Guarantees, except in the manner provided in this Indenture and for the equal and ratable benefit of all the Holders.

     Section 508.   Unconditional Right of Holders to Receive
Principal and Interest.

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right based on the terms stated herein, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 308) interest on, such Security on the respective Stated Maturities expressed in such Security and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

     Section 509.   Restoration of Rights and Remedies.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or the Company Guarantees and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Issuer, the Company, any other obligor on the Securities, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     Section 510.   Rights and Remedies Cumulative.

          Except as otherwise provided with respect to the replacement of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 307, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 511.   Delay or Omission Not Waiver.

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the

Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

     Section 512.   Control by Holders.

          The Holders of not less than a majority in aggregate principal amount of the then Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that:

               (a) such direction shall not be (i) in conflict with any rule of law or with this Indenture (including, without limitation, Section 507), or
     (ii) be unduly prejudicial to Holders not joining therein; and

               (b) subject to the provisions of Trust Indenture Act Section 315, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     Section 513.   Waiver of Past Defaults.

          The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all Outstanding Securities waive any past Default hereunder and its consequences, except a
Default:

               (a)  in the payment of the principal of, or
     interest on, any Security; or

               (b) in respect of a covenant or a provision hereof which under
     Section 902 cannot be modified or amended without the consent of the Holder of each Security Outstanding, affected by such modification or amendment.

          Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

     Section 514.   Undertaking for Costs.

          All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, or interest on, any Security on or after the respective Stated Maturities expressed in such Security.

     Section 515.   Waiver of Stay, Extension or Usury Laws.

          Each of the Issuer and the Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Issuer or the Company from paying all or any portion of the principal of, or interest on, the Securities contemplated herein or in the Securities or which may affect the covenants or the performance of this Indenture; and each of the Issuer and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section 516.   Remedies Subject to Applicable Law.

          All rights, remedies and powers provided by this Article Five may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law in the premises, and all the provisions of this Indenture are intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Indenture invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                                   ARTICLE SIX

                                   THE TRUSTEE

     Section 601.   Duties of Trustee.

          Subject to the provisions of the Trust Indenture Act Sections 315(a) through 315(d):

               (a) if a Default or an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise thereof as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

               (b) except during the continuance of a Default or an Event of Default:

                    (1) the Trustee need perform only those duties as are specifically set forth in this Indenture and no covenants or obligations shall be implied in this Indenture that are adverse to the Trustee; and

                    (2) in the absence of bad faith or willful misconduct on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

               (c) the Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                    (1)  this subsection (c) does not limit the
          effect of subsection (b) of this Section 601;

                    (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                    (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith, in accordance with a direction of the Holders of a majority in principal amount of Outstanding Securities, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power confirmed upon the Trustee under this Indenture.

               (d) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

               (e) whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to subsections (a), (b), (c) and (d) of this Section 601.

               (f) the Trustee shall not be liable for interest on any money or assets received by it except as the Trustee may agree in writing with the Issuer. Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law.

     Section 602.   Notice of Defaults.

          Within 90 days after a Responsible Officer of the Trustee receives notice of the occurrence of any Default, the Trustee shall transmit by mail to all Holders and any other persons entitled to receive reports pursuant to
Section 313(c) of the Trust Indenture Act, as their names and addresses appear in the Security Register, notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of, or interest on, any Security, the Trustee shall be protected in withholding such notice if and so long as a trust committee of Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

     Section 603.   Certain Rights of Trustee.

          Subject to the provisions of Section 601 and Trust Indenture Act Sections 315(a) through 315(d):

               (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of Debt or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by a Issuer Request or Issuer Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

               (c) the Trustee may consult with counsel of its selection and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

               (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred therein or thereby in compliance with such request or direction;

               (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture other than any liabilities arising out of the negligence, bad faith or willful misconduct of the Trustee;

               (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, appraisal, bond, debenture, note, coupon, security or other paper or document unless requested in writing to do so by the Holders of not less than a majority in aggregate principal amount of the Securities then Outstanding; provided, however, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Issuer upon demand; provided further, however, the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may deem fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney;

               (g) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate; and

               (h) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

     Section 604.   Trustee Not Responsible for Recitals,
Dispositions of Securities or Application of Proceeds Thereof.

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer or the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in any Statement of Eligibility on Form T-1 supplied to the Issuer are true and accurate subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Issuer of Securities or the proceeds thereof.

     Section 605.   Trustee and Agents May Hold Securities;
Collections; etc.

          The Trustee, any Paying Agent, Security Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Securities, with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent and, subject to Sections 608 and 613 and Trust Indenture Act Sections 310 and 311, may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent.

     Section 606.   Money Held in Trust.

          All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Except for funds or securities deposited with the Trustee pursuant to Article Twelve, the Trustee shall be required to invest all moneys received by the Trustee, until used or applied as herein provided, in Cash Equivalents upon receipt of, and in accordance with, the specific written directions of the Issuer.

     Section 607. Compensation and Indemnification of Trustee and Its Prior Claim.

          The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the Issuer and the Trustee shall, from time to time, agree in writing, for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, bad faith or willful misconduct. The Issuer also covenants and agrees to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any and all claim, loss, damage, liability, tax, assessment or other governmental charge (other than taxes applicable to the Trustee's compensation hereunder) or expense incurred without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including enforcement of this Section and also including any liability which the Trustee may incur as a result of failure to withhold, pay or report any tax, assessment or other governmental charge, and the costs and expenses of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the Issuer under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for reasonable expenses, disbursements and advances shall constitute an additional obligation hereunder and shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee and each predecessor Trustee.

          The Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 607, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(f) or Section 501(g), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

     Section 608.   Conflicting Interests.

          The Trustee shall comply with the provisions of Section 310(b) of the Trust Indenture Act.




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     Section 609.   Corporate Trustee Required; Eligibility.

          There shall at all times be a Trustee hereunder which shall be a corporation that is eligible to act as trustee under Trust Indenture Act Section 310(a)(5) and which shall have an office in The City of New York, a combined capital and surplus of at least $50,000,000, to the extent there is an institution eligible and willing to serve. If the Trustee does not have an office in The City of New York, the Trustee shall appoint an agent in The City of New York reasonably acceptable to the Issuer (which may be an Affiliate of the Trustee) to conduct any activities which the Trustee may be required under this Indenture to conduct in The City of New York. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of the Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     Section 610.   Resignation and Removal; Appointment of
Successor Trustee.

          (a) No resignation or removal of the Trustee and no appointment of a successor trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor trustee under Section 611.

          (b) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice thereof to the Issuer. Upon receiving such notice or resignation, the Issuer shall promptly appoint a successor trustee by written instrument executed by authority of the Board of Directors, a copy of which shall be delivered to the resigning Trustee and a copy to the successor trustee. If an instrument of acceptance by a successor trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may, or any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor trustee.

          (c) The Trustee may be removed at any time for any cause or for no cause by an Act of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, delivered to the Trustee and to the Issuer. If an instrument of acceptance by a successor trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may, or any Holder who has been a bona fide Holder of a Security for at least six months may, on




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

behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee.

          (d)  If at any time:

               (1) the Trustee shall fail to comply with the provisions of Trust Indenture Act Section 310(b) after written request therefor by the Issuer or by any Holder who has been a bona fide Holder of a Security for at least six months,

               (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Issuer or by any Holder who has been a bona fide Holder of a Security for at least six months, or

               (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (i) the Issuer by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuer, by a Board Resolution, shall promptly appoint a successor trustee and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, the Issuer has not appointed a successor Trustee, a successor trustee shall be appointed by the Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Issuer and the retiring Trustee. Such successor trustee so appointed shall forthwith upon its acceptance of such appointment become the successor trustee and supersede the successor trustee appointed by the Issuer. If no successor trustee shall have been so appointed by the Issuer or the Holders of the Securities and accepted appointment in the manner hereinafter provided, the Holder of any Security who has been a bona fide Holder for at least six months may, subject to Section 514, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee.



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

          (f) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor trustee and the address of its Corporate Trust Office or agent hereunder.

     Section 611.   Acceptance of Appointment by Successor.

          Every successor trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee as if originally named as Trustee hereunder; but, nevertheless, on the written request of the Issuer or the successor trustee, upon payment of its charges pursuant to Section 607 then unpaid, such retiring Trustee shall pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.

          No successor trustee with respect to the Securities shall accept appointment as provided in this Section 611 unless at the time of such acceptance such successor trustee shall be eligible to act as trustee under the provisions of Trust Indenture Act Section 310(a) and this Article Six and shall have a combined capital and surplus of at least $50,000,000 and have a Corporate Trust Office or an agent selected in accordance with Section 609.

          Upon acceptance of appointment by any successor trustee as provided in this Section 611, the Issuer shall give notice thereof to the Holders of the Securities, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section
610. If the Issuer fails to give such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Issuer.

     Section 612.   Merger, Conversion, Consolidation or
Succession to Business.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation




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

succeeding to all or substantially all the corporate trust business of the Trustee (including the trust created by this Indenture) shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under Trust Indenture Act Section 310(a) and this Article Six and shall have a combined capital and surplus of at least $50,000,000 and have a Corporate Trust Office or an agent selected in accordance with Section 609, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

          In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

     Section 613.   Preferential Collection of Claims Against Issuer.

          If and when the Trustee shall be or become a creditor of the Issuer (or other obligor under the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Issuer (or any such other obligor). A Trustee who has resigned or been removed shall be subject to the Trust Indenture Act Section 311(a) to the extent indicated therein.

                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUER

     Section 701.   Issuer to Furnish Trustee Names and Addresses of Holders.

          The Issuer will furnish or cause to be furnished to the Trustee:

               (a) semiannually, not more than 10 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date; and

               (b) at such other times as the Trustee may reasonably request in writing, within 30 days after receipt by the Issuer of any such request, a list of



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

     similar form and content to that in subsection (a) hereof as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.

     Section 702.   Disclosure of Names and Addresses of Holders.

          Holders may communicate pursuant to Trust Indenture Act Section 312(b) with other Holders with respect to their rights under this Indenture or the Securities, and the Trustee shall comply with Trust Indenture Act Section 312(b). The Issuer, the Company, Trustee, the Security Registrar and any other Person shall have the protection of Trust Indenture Act Section 312(c). Further, every Holder of Securities, by receiving and holding the same, agrees with the Issuer, the Company and the Trustee that neither the Issuer nor the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders in accordance with Trust Indenture Act Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Trust Indenture Act Section 312.

     Section 703.   Reports by Trustee.

          (a) Within 60 days after May 15 of each year commencing with the first May 15 after the issuance of Securities, the Trustee, if so required under the Trust Indenture Act, shall transmit by mail to all Holders, in the manner and to the extent provided in Trust Indenture Act Section 313(c), a brief report dated as of such May 15 in accordance with and with respect to the matters required by Trust Indenture Act Section 313(a). The Trustee shall also transmit by mail to all Holders, in the manner and to the extent provided in Trust Indenture Act
Section 313(c), a brief report in accordance with and with respect to the matters required by Trust Indenture Act Section 313(b)(2).

          (b) A copy of each report transmitted to Holders pursuant to this
Section 703 shall, at the time of such transmission, be mailed to the Issuer and the Company and filed with each stock exchange, if any, upon which the Securities are listed and also with the Commission. The Issuer will notify the Trustee promptly if the Securities are listed on any stock exchange.

     Section 704.   Reports by Issuer and the Company.

          The Issuer and the Company, as the case may be, shall:




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

               (a) file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer or the Company, as the case may be, with the conditions and covenants of this Indenture as are required from time to time by such rules and regulations (including such information, documents and reports referred to in Trust Indenture Act Section 314(a));

               (b) within 15 days after the filing thereof with the Trustee, transmit by mail to all Holders in the manner and to the extent provided in Trust Indenture Act Section 313(c), such summaries of any information, documents and reports required to be filed by the Issuer or the Company, as the case may be, pursuant to Section 1010 hereunder and subsections (a) and
     (b) of this Section as are required by rules and regulations prescribed from time to time by the Commission; and

               (c) file with the Trustee and the Commission, and transmit to Holders such other information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that information, documents or reports required to be filed with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

          Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

     Section 801.   Issuer and Company May Consolidate, etc.,
Only on Certain Terms.

          (a) The Issuer shall not, in a single transaction or through a series of related transactions, consolidate with or merge with or into any other Person or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any Person, unless at the time and after giving effect thereto:



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

               (1) either (A) in the case of merger or consolidation, the Issuer will be the surviving Person or (B) in the case of a merger or consolidation where the Issuer is not the surviving Person and in the case of a sale, assignment, conveyance, transfer, lease or other disposition, the Person formed by such consolidation or into which the Issuer is merged or the Person which acquires by sale, assignment, conveyance, transfer, lease or disposition all or substantially all of the properties and assets of the Issuer (the "Surviving Entity") will each be a corporation duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and will expressly assume, by a supplemental indenture, in a form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on (and, if applicable, the Tax Redemption Price or Additional Amounts in respect of) the Securities and the performance and observance of all the covenants and conditions of the Indenture to be performed and observed by the Issuer, and the Securities and this Indenture, as the case may be, will remain in full force and effect as so supplemented;

               (2) immediately before and immediately after giving effect to such transaction on a pro forma basis, no Default or Event of Default will have occurred and be continuing; and

               (3) at the time of the transaction, the Issuer or the Surviving Entity will have delivered, or caused to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each to the effect that such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposition and the supplemental indenture in respect thereof comply with this Indenture and that all conditions precedent herein provided for relating to such transaction have been complied with. In delivering any such Opinion of Counsel, counsel may rely as to factual matters on certificates of officers of the Issuer.

          (b) The Company shall not in a single transaction or through a series of related transactions, consolidate with or merge with or into any other Person or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any Person, unless at the time and after giving effect thereto:

               (1) either (A) in the case of merger of consolidation, the Company will be the surviving Person or (B) in the case of a merger or consolidation where the Company is not the surviving Person and in the case of a sale, assignment, conveyance, transfer, lease or other disposition, the Person formed by such consolidation or into which the Company is merged or the Person or group of affiliated Persons which acquires by sale, assignment, conveyance, transfer, lease or disposition all or substantially all of the properties and assets of




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

     the Company (the "Surviving Guarantor Entity") will each be a corporation duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and will expressly assume, by a supplemental indenture, in a form satisfactory to the Trustee, the Company Guarantees and the performance and observance of all the covenants and conditions of the Indenture to be performed and observed by the Company, and such Company Guarantees will remain in full force and effect;

               (2) immediately before and immediately after giving effect to such transaction, on a pro forma basis, no Default or Event of Default shall have occurred and be continuing; and

               (3) at the time of the transaction the Company or the Surviving Guarantor Entity will have delivered, or caused to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each to the effect that such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposition and the supplemental indenture in respect thereof comply with this Indenture and that all conditions precedent therein provided for relating to such transaction have been complied with, and thereafter all obligations of the predecessor shall terminate.

     Section 802.   Successor Substituted.

          Upon any consolidation or merger, or any sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Issuer or the Company, if any, in accordance with Section 801, the successor Person formed by such consolidation or into which the Issuer or the Company, as the case may be, is merged or the successor Person or Persons to which such sale, assignment, conveyance, transfer, lease or disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer or the Company, as the case may be, under this Indenture in the Securities and/or the Company Guarantees, as the case may be, with the same effect as if such successor had been named as the Issuer or the Company, as the case may be, herein, in the Securities and/or in the Company Guarantees, as the case may be. When a successor (other than a successor that is a direct or indirect Subsidiary of the Company) assumes all the obligations of its predecessor under this Indenture, the Securities or the Company Guarantees, as the case may be, the predecessor shall be released from those obligations and covenants hereof and the Securities. In addition, if the acquiring or successor Person to or of the Issuer is not a



                                      -53-


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

direct or indirect Subsidiary of the Company, the obligations of the Company under the Company Guarantees and this Indenture shall terminate and be of no further force and effect and all references to the Company shall be deleted.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

     Section 901.   Supplemental Indentures and Agreements
without Consent of Holders.

          Without the consent of any Holders, the Issuer, the Company and any other obligor upon the Securities when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto or agreements or other instruments with respect to the Company Guarantees, in form and substance satisfactory to the Trustee, for any of the following purposes:

               (a) to evidence the succession of another Person to the Issuer, the Company or any other obligor upon the Securities, and the assumption by any such successor of the covenants of the Issuer or the Company or obligor herein and in the Securities or in the Company Guarantees in accordance with Article Eight;

               (b) to add to the covenants of the Issuer, the Company or any other obligor upon the Securities for the benefit of the Holders, or to surrender any right or power conferred upon the Issuer or the Company or any other obligor upon the Securities, as applicable, herein, in the Securities or in the Company Guarantees;

               (c) to cure any ambiguity, or to correct or supplement any provision herein or in any supplemental indenture, the Securities or the Company Guarantees which may be defective or inconsistent with any other provision herein or in any supplemental indenture, the Securities or the Company Guarantees or to make any other provisions with respect to matters or questions arising under this Indenture or any supplemental indenture, the Securities or the Company Guarantees; provided that, in each case, such provisions shall not materially adversely affect the interest of the Holders;

               (d) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by Section 905 or otherwise;

               (e) provide for the assumption of the Issuer's or the Company's obligations to the Holders of Securities as contemplated under Article Eight;



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               (f)  to evidence and provide the acceptance of the
     appointment of a successor trustee hereunder; or

               (g) to mortgage, pledge, hypothecate or grant a security interest in favor of the Trustee for the benefit of the Holders, as additional security for the payment and performance of the Issuer's or the Company's obligations hereunder, in any property or assets, including any of which are required to be mortgaged, pledged or hypothecated, or in which a security interest or other Lien is required to be granted to the Trustee pursuant to this Indenture or otherwise.

     Section 902. Supplemental Indentures and Agreements with Consent of
Holders.

          Except as permitted by Section 901, with the consent of the Holders of at least a majority in aggregate principal amount of the Outstanding Securities, by Act of said Holders delivered to the Issuer, the Company and the Trustee, the Issuer and the Company, when authorized by Board Resolutions, and the Trustee may (1) enter into an indenture or indentures supplemental hereto in form and substance satisfactory to the Trustee, for the purpose of adding any provisions to or amending, modifying or changing in any manner or eliminating any of the provisions of this Indenture, the Securities or the Company Guarantees (including, but not limited to, for the purpose of modifying in any manner the rights of the Holders under this Indenture, the Securities or the Company Guarantees), or (2) waive compliance with any provision in this Indenture, the Securities or the Company Guarantees (other than waivers of past Defaults covered by Section 513 and waivers of covenants which are covered by Section
1012); provided, however, that no such supplemental indenture, agreement or instrument shall, without the consent of not less than 90% in aggregate principal amount of the Outstanding Securities affected thereby, release the Company from its obligations under the Company Guarantees; provided, further, however, that no such supplemental indenture, agreement or instrument shall, without the consent of the Holder of each Outstanding Security affected thereby:

               (a) change the Stated Maturity of the principal of, or any installment of interest on, or any Additional Amounts due pursuant to
     Section 301 with respect to, any such Security, or reduce the principal amount thereof or the rate of interest thereon, or change the place or time of payment where, or the coin or currency in which, the principal of any Security or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof;

               (b) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver or compliance with certain provisions of this Indenture;




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               (c)  reduce the Tax Redemption Price of any
     Security;

               (d) modify any of the provisions of this Section 902 or Section 513 or 1012, except to increase the percentage of such Outstanding Securities required for any such actions or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each such Security affected thereby; or

               (e) except as otherwise permitted under Article Eight, consent to the assignment or transfer by the Issuer or the Company of any of its rights and obligations hereunder.

          Upon the written request of the Issuer and the Company accompanied by copies of Board Resolutions authorizing the execution of any such supplemental indenture and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Issuer and the Company in the execution of such supplemental indenture.

          It shall not be necessary for any Act of Holders under this Section 902 to approve the particular form of any proposed supplemental indenture or agreement, but it shall be sufficient if such Act shall approve the substance thereof.

     Section 903.   Execution of Supplemental Indentures and Agreements.

          In executing, or accepting the additional trusts created by, any supplemental indenture, agreement, instrument or waiver permitted by this Article Nine or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to the Trust Indenture Act Sections 315(a) through 315(d) and Section 602) shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate stating that the execution of such supplemental indenture, agreement or instrument is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture, agreement or instrument which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Section 904.   Effect of Supplemental Indentures.

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.



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

     Section 905.   Conformity with Trust Indenture Act.

          Every supplemental indenture executed pursuant to this Article Nine shall conform to the requirements of the Trust Indenture Act as then in effect.

     Section 906.   Reference in Securities to Supplemental Indentures.

          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Issuer and the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

     Section 907.   Notice of Supplemental Indentures.

          Promptly after the execution by the Issuer, the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Issuer shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                                   ARTICLE TEN

                                    COVENANTS

     Section 1001.  Payment of Principal and Interest.

          The Issuer shall duly and punctually pay the principal of, and interest on, the Securities in accordance with the terms of the Securities and this Indenture.

     Section 1002.  Maintenance of Office or Agency.

          The Issuer shall maintain an office or agency where, subject to the limitations applicable to Global Securities, Securities may be presented or surrendered for payment. The Issuer also will maintain in The City of New York an office or agency where, subject to the limitations applicable to Global Securities, Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer or the Company in respect of the Securities and this Indenture may be served. The Corporate Trust Office of the Trustee shall be such office or agency of the

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

Issuer, unless the Issuer shall designate and maintain some other office or agency for one or more of such purposes. The Issuer will give prompt written notice to the Trustee of the location and any change in the location of any such offices or agencies. If at any time the Issuer shall fail to maintain any such required offices or agencies, such presentations, surrenders, notices and demands may be made or served at the office of the Trustee and the Issuer hereby appoints the Trustee such agent as its agent to receive all such presentations, surrenders, notices and demands.

          The Issuer may from time to time designate one or more other offices or agencies (in or outside of The City of New York) where, subject to the limitations applicable to Global Securities, the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.

          The Trustee shall initially act as Paying Agent for the Securities.

     Section 1003.  Money for Security Payments to Be Held in Trust.

          If the Issuer or any of its Affiliates shall at any time act as Paying Agent, it will, on or before each due date of the principal of, or interest on, any of the Securities, segregate and hold in trust for the benefit of the Holders entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

          If the Issuer or any of its Affiliates is not acting as Paying Agent, the Issuer will, on or before each due date of the principal of, or interest on, any of the Securities, deposit with a Paying Agent a sum in same day funds sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of such action or any failure so to act.

          If the Issuer is not acting as Paying Agent, the Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

               (a) hold all sums held by it for the payment of the principal of, or interest on, the Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

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

               (b) give the Trustee notice of any Default by the Issuer or the Company (or any other obligor upon the Securities) in the making of any payment of principal or interest on the Securities;

               (c) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

               (d) acknowledge, accept and agree to comply in all aspects with the provisions of this Indenture relating to the duties, rights and disabilities of such Paying Agent.

          The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of the principal of, or interest on, any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall promptly be paid to the Issuer on Issuer Request, or (if then held by the Issuer) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in the New York Times and The Wall Street Journal (national edition), and mail to each such Holder, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification, publication and mailing, any unclaimed balance of such money then remaining will promptly be repaid to the Issuer.

     Section 1004.  Corporate Existence.

          Subject to Article Eight, the Issuer and the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence and related rights and franchises (charter and statutory) of the Company, the Issuer and the Issuer's Subsidiaries; provided, however, that the Company, the Issuer and the Issuer's Subsidiaries shall not be required to preserve any such right or franchise or

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

the corporate existence of any such Subsidiary if the Board of Directors of the Issuer shall determine that the preservation thereof is no longer necessary or desirable in the conduct of the business of the Company, the Issuer and the Issuer's Subsidiaries taken as a whole and that the loss thereof would not reasonably be expected to have a material adverse effect on the ability of the Issuer or the Company to perform its obligations hereunder.

     Section 1005.  Payment of Taxes and Other Claims.

            The Issuer and the Company shall pay or discharge or cause to be paid or discharged, on or before the date the same shall become due and payable,
(a) all taxes, assessments and governmental charges levied or imposed upon the Issuer, the Company or any of the Issuer's Subsidiaries shown to be due on any return of the Issuer, the Company or any of the Issuer's Subsidiaries or otherwise assessed or upon the income, profits or property of the Issuer, the Company or any of the Issuer's Subsidiaries if failure to pay or discharge the same could reasonably be expected to have a material adverse effect on the ability of the Issuer or the Company to perform its obligations hereunder and
(b) all lawful claims for labor, materials and supplies, which, if unpaid, would by law become a Lien upon the property of the Issuer, the Company or any of the Issuer's Subsidiaries, except for any Lien permitted to be Incurred under
Section 1007, if failure to pay or discharge the same could reasonably be expected to have a material adverse effect on the ability of the Issuer or the Company to perform its obligations hereunder; provided, however, that the Issuer and the Company or any of the Issuer's Subsidiaries shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings properly instituted and diligently conducted and in respect of which appropriate reserves (in the good faith judgment of management of the Issuer or the Company, as applicable) are being maintained in accordance with GAAP.

     Section 1006.  Maintenance of Properties.

            The Issuer and the Company shall cause all material properties owned by the Issuer, the Company or any of the Issuer's Subsidiaries or used or held for use in the conduct of their respective businesses to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the reasonable judgment of the Issuer and the Company may be consistent with sound business practice and necessary so that the business carried on in connection therewith may be properly conducted at all times; provided, however, that nothing in this Section shall prevent the Issuer and the Company from discontinuing the maintenance of any of such properties if such discontinuance is, in the reasonable judgment of the Issuer or the Company, desirable in the conduct of the business of the Company, the Issuer and the Issuer's Subsidiaries, taken as a whole, and

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

not reasonably expected to have a material adverse effect on the ability of the Issuer or the Company to perform its obligations hereunder.

     Section 1007.  Limitation on Liens.

          The Issuer shall not, and shall not permit any Restricted Subsidiary to, Incur Debt secured by a Lien upon any Restricted Property ("Secured Debt") without effectively and concurrently providing that the Securities (and, if the Issuer shall so determine, any other Debt that is not subordinate in right of payment to the Securities) shall be secured equally and ratably with (or prior
to) such Debt so long as such Debt shall be so secured. This restriction will not apply to:

               (1)  Liens existing on the date of the Indenture;

               (2) Liens affecting property of a Person existing at the time it becomes a Restricted Subsidiary or at the time it is merged into or consolidated with the Issuer or a Restricted Subsidiary or at the time of a sale, lease or other disposition of the properties of such Person as an entirety or substantially as an entirety to the Issuer or a Restricted Subsidiary;

               (3) Liens on property existing at the time of acquisition or lease thereof or Incurred to secure payment of all or part of the purchase price thereof or to secure Debt Incurred prior to, at the time of, or within 185 days after the acquisition for the purpose of financing all or part of the purchase price;

               (4) Liens on property to secure all or part of the cost of construction or improvements thereon or to secure Debt Incurred prior to, at the time of, or within 185 days after completion of such construction or making of such improvements, to provide funds for any such purpose;

               (5) Liens securing Debt of the Issuer or any Restricted Subsidiary owing to the Issuer or to another
     Subsidiary of the Issuer;

               (6) Liens required by any contract or statute in order to permit the Issuer or its Subsidiaries to perform any contract or subcontract made by it with or at the request of the United States, any State of the United States, another country or any department, agency or instrumentality of the foregoing;

               (7) Liens securing only the Securities and/or the Company Guarantees;

               (8) Liens to secure bids, tenders, contracts (other than contracts for the repayment of borrowed money), leases, statutory obligations, surety and

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

     appeal bonds, performance or return-of-money bonds, progress payments, customs duties and other obligations of like nature arising in the ordinary course of business; and

               (9) Any extension, renewal, refinancing, refunding or replacement (or successive extensions, renewals, refinancings, refundings or replacements) of any Lien or Debt secured by any Lien, in whole or in part, that is referred to in the foregoing clauses (1) through (8); provided, however, that the principal amount of Debt so secured pursuant to this clause (9) shall not exceed the principal amount of Debt so secured (plus the aggregate amount of premiums, other payments, costs, and expenses required to be paid or Incurred in connection with such extension, renewal, refinancing, refunding or replacement) at the time of such extension, renewal, refinancing, refunding or replacement, and that such extension, renewal, refinancing, refunding or replacement shall be limited to all or the part of the property (including improvements, alterations and repairs on such property) subject to the encumbrance so extended, renewed, refinanced, refunded or replaced (plus improvements, alterations and repairs on such property).

          In addition, the Issuer and any Restricted Subsidiaries may, without securing the Securities, Incur Secured Debt in an aggregate principal amount which, together with (without duplication) (a) the aggregate principal amount of all other Secured Debt of the Issuer and the Restricted Subsidiaries (other than Debt permitted to be secured under the provisions described in clauses (1) through (9) inclusive, above), (b) the aggregate Value of Sale and Lease-Back Transactions of the Issuer and Restricted Subsidiaries (other than Sale and Lease-Back Transactions permitted under the provisions described in clauses (1) and (2) inclusive of Section 1008), and (c) the aggregate principal amount of all Funded Debt of the Restricted Subsidiaries (other than Funded Debt permitted to be Incurred under provisions described in clauses (1) through (7) inclusive of Section 1009), does not at any one time exceed 15% of Consolidated Net Tangible Assets.

     Section 1008.  Limitation on Sale and Leaseback Transactions.

          The Issuer shall not, and shall not permit any Restricted Subsidiary to, enter into any arrangement with any Person (other than the Issuer or a Restricted Subsidiary), providing for the leasing to the Issuer or a Restricted Subsidiary for a period of more than three years of any Restricted Property which has been or is to be sold or transferred by the Issuer or such Restricted Subsidiary to such Person or to any other Person (other than the Issuer or a Restricted Subsidiary), to which funds have been or are to be advanced by such Person on the security of the leased property (each such arrangement, a "Sale and Lease-Back Transaction") unless:

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


          (1) the Issuer or such Restricted Subsidiary applies or commits to apply an amount equal to the Value of such Sale and Lease-Back Transaction to the repayment, redemption or retirement (other than any mandatory repayment, redemption or retirement or by way of payment at maturity) within 185 days of the effective date of such Sale and Lease-Back Transaction of Debt of the Issuer or any Restricted Subsidiary which by its terms (a) matures at (or is extendible or renewable, at the sole option of the obligor without the consent of the obligee, to) a date more than 12 months after the date of creation of such Debt, and (b) is not subordinated to the Securities or the Company Guarantees; or

          (2) the Issuer or such Restricted Subsidiary applies the net proceeds of the sale to investment in another Restricted Property within 185 days prior or subsequent to such sale.

          In addition, the Issuer and any Restricted Subsidiary may enter into a Sale and Lease-Back Transaction with a Value which, together with (without duplication) (a) the aggregate Value of all other Sale and Lease-Back Transactions of the Issuer and the Restricted Subsidiaries (other than Sale and Lease-Back Transactions permitted under the provisions described in clauses (1) and (2) above), (b) the aggregate principal amount of all Secured Debt of the Issuer and the Restricted Subsidiaries (other than Debt permitted to be secured under the provisions described in clauses (1) through (9) inclusive under
Section 1007), and (c) the aggregate principal amount of all Funded Debt of the Restricted Subsidiaries (other than Funded Debt permitted to be Incurred under the provisions described in clause (1) through (7) inclusive under Section
1009), does not at the time of entering into exceed 15% of Consolidated Net Tangible Assets.

     Section 1009.  Limitation on Restricted Subsidiary Funded Debt.

          The Issuer shall not permit any Restricted Subsidiary to Incur any Funded Debt. This restriction shall not apply to:

          (1) Funded Debt of any Restricted Subsidiary existing on the date of the Indenture;

          (2) Funded Debt of a Person existing at the time it becomes a Restricted Subsidiary or at the time it is merged into or consolidated with a Restricted Subsidiary or at the time of a sale, lease or other disposition of the properties of such Person as an entirety or substantially as an entirety to a Restricted Subsidiary;

          (3) Funded Debt Incurred prior to, at the time of, or within 185 days after the acquisition of property or assets for the purpose of financing all or part of the purchase price;

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

          (4) Funded Debt Incurred prior to, at the time of, or within 185 days after the construction, improvement or development of property or assets to provide funds for any such purpose;

          (5) Funded Debt owing by a Restricted Subsidiary to the Issuer or another Subsidiary of the Issuer or, during such time as the Company Guarantees remain in effect, to the Company or to any other Subsidiary of the Company;

          (6) Funded Debt of a Restricted Subsidiary (a) that serves as a cash management company for the Issuer and its Subsidiaries (or for the Company and its Subsidiaries during such time as the Company Guarantees remain in effect) and has no other material operations or business, (b) that, for every transfer of funds to it, records a corresponding liability on its books and records to the transferor thereof, and (c) whose assets will not materially exceed its liabilities; and

          (7) Any extension, renewal, refinancing, refunding or replacement (or successive extensions, renewals, refinancings, refundings or replacements) of any Funded Debt referred to in any of the foregoing clauses (1) through (6); provided, however, that the principal amount of the Funded Debt Incurred pursuant to this clause (7) shall not exceed the principal amount of Funded Debt so extended, renewed, refinanced, refunded or replaced (plus the aggregate amount of premiums, other payments, costs and expenses required to be paid or Incurred in connection with such extension, renewal, refinancing, refunding or replacement) at the time of such extension, renewal, refinancing, refunding or replacement.

          In addition, a Restricted Subsidiary may issue, incur, create, assume or guarantee Funded Debt in an aggregate principal amount which, together with (without duplication) (a) the aggregate principal amount of all other Funded Debt of the Restricted Subsidiaries (other than Funded Debt permitted to be Incurred under the provisions described in clauses (1) through (7) inclusive above), (b) the aggregate principal amount of all Secured Debt of the Issuer and the Restricted Subsidiaries (other than Debt permitted to be secured under the provisions described in clauses (1) through (9) inclusive under Section 1007), and (c) the aggregate Value of Sale and Lease-Back Transactions (other than Sale and Lease-Back Transactions described in clauses (1) and (2) under Section 1008, does not at the time of such incurrence exceed 15% of Consolidated Net Tangible Assets.

     Section 1010.  Provision of Financial Statements.

            Whether or not the Issuer is subject to Section 13(a) or 15(d) of the Exchange Act (or any successor provision thereto), the Issuer will, to the extent permitted under the Exchange Act, file with the Commission the annual reports, quarterly reports

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

and other documents which the Issuer would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) (or any successor provision thereto) if the Issuer were so subject, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Issuer would have been required so to file such documents if the Issuer were so subject. The Issuer also will: (1) within 15 days of each Required Filing Date file with the Trustee copies of the annual reports, quarterly reports and other documents (excluding exhibits) which the Issuer would have been required to file with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act if the Issuer were subject to such Sections; and
(2) if filing such documents by the Issuer with the Commission is not permitted under the Exchange Act, promptly upon written request supply copies of such documents to any Holder. The Issuer will be deemed to have satisfied the requirements set forth above if (i) the Company prepares, files, mails and supplies reports and other documents prepared on a Consolidated basis of the types required above, in each case within the applicable time periods and (ii) the Issuer is not required to file such reports and other documents separately under the applicable rules and regulations of the Commission (after giving effect to any exemptive relief) because of the filings by the Company.

     Section 1011.  Statement by Officers as to Default.

          (a) The Issuer shall deliver to the Trustee, on or before a date not more than 120 days after the end of each fiscal year of the Issuer ending after the date hereof, a written statement signed by two executive officers of the Issuer, one of whom shall be the principal executive officer, principal financial officer or principal accounting officer of the Issuer, as to compliance herewith, including whether or not, after a review of the activities of the Issuer during such year and of the Issuer's and the Company's performance under this Indenture, to the best knowledge, based on such review, of the signers thereof, the Issuer and the Company have fulfilled all of their respective obligations and are in compliance with all conditions and covenants under this Indenture throughout such year, as the case may be, and, if there has been a Default specifying each Default and the nature and status thereof and any actions being taken by the Issuer with respect thereto.

          (b) When any Default or Event of Default has occurred and is continuing, or if the Trustee or any Holder or the trustee for or the holder of any other evidence of Debt of the Issuer or any Subsidiary gives any notice or takes any other action with respect to a claimed default relating to Debt in an amount aggregating in excess of $20,000,000, the Issuer shall deliver to the Trustee by registered or certified mail or facsimile transmission followed by hard copy an Officers' Certificate specifying such Default, Event of Default, notice or other action, the status thereof and what actions the Issuer is taking or proposes to take with respect thereto, within five Business Days of becoming aware of its occurrence.



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

     Section 1012.  Waiver of Certain Covenants.

          The Issuer may omit in any particular instance to comply with any covenant or provision set forth in Sections 1006 through 1010 inclusive, if, before or after the time for such compliance, the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding shall, by Act of such Holders, waive such compliance in such instance with such covenant or provision, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuer and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                        COMPANY GUARANTEES OF SECURITIES

     Section 1101.  Unconditional Company Guarantees.

          The Company hereby irrevocably and unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee, and to the Trustee, the performance under, and the due and punctual payment of the principal of, and interest on (and, if applicable, the Tax Redemption Price or Additional Amounts in respect of) such Security, when and as the same shall become due and payable, whether upon maturity, acceleration, call for redemption or otherwise in accordance with the terms of such Security and of this Indenture.

          The Company hereby agrees that its obligations hereunder shall be absolute and unconditional and as if it were principal debtor and not merely surety, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any such Security or this Indenture, any failure to enforce the provisions of any such Security or this Indenture, any waiver, modification, or indulgence granted to the Issuer with respect thereto, by the Holder of such Security or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification, indulgence or circumstance shall without the consent of the Company increase the principal amount of a Security or the interest rate thereon except as provided in said Security. The Company hereby agrees that these Company Guarantees shall be enforceable without any demand, suit or proceeding first against the Issuer. The Company hereby agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Trustee in enforcing rights under the Company Guarantees. The Company hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a proceeding first against the

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

Issuer, protest or notice with respect to any such Security or the indebtedness evidenced thereby and all demands whatsoever and covenants that the Company Guarantees will not be discharged as to any such Security except by payment in full of the principal thereof and interest thereon or as set forth below.

          The Company Guarantees set forth in this Section 1101 shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by the Trustee.

          If the obligations of the Issuer under this Indenture are assumed by an acquiring or successor Person (other than a direct or indirect Subsidiary of the Company) pursuant to Section 801, or upon the release of the Company Guarantees in accordance with the provisions of Section 902, the Company Guarantees shall terminate (without any action or consent required by the Holders or the Trustee) and be of no further force and effect, the obligations of the Company thereunder and under the Indenture shall be released, and the Company shall cease to be a party to, or have rights or obligations under, this Indenture and all references to the Company shall be deleted.

     Section 1102.  Execution of Company Guarantees.

          Subject to Section 201, the Company hereby agrees to execute the Company Guarantees in substantially the form set forth in Section 1103 to be endorsed on each Security authenticated and delivered by the Trustee. The Company Guarantees shall be executed and the corporate seal of the Company shall be affixed, prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Company Guarantees on behalf of the Company. Such signature may be a manual or facsimile signature and may be imprinted or otherwise reproduced on the Company Guarantees, and for that purpose the Company may adopt and use the facsimile signature of any such officer, and in case any such officer who shall have signed the Company Guarantees shall cease to be a duly authorized officer of the Company before the Security on which the Company Guarantee is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Issuer, such Security nevertheless may be authenticated and delivered or disposed of as though the officer who signed the Company Guarantees had not ceased to be a duly authorized director or attorney of the Company.

     Section 1103.  Form of Company Guarantees.

          The Company Guarantees to be endorsed on the Securities shall, subject to Section 201, be in substantially the form set forth below:

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

                          [FORM OF COMPANY GUARANTEES]

                     GUARANTEE OF MILLENNIUM CHEMICALS INC.

          For value received, Millennium Chemicals Inc., a Delaware corporation (the "Company"), hereby irrevocably and unconditionally guarantees to the Holder of the Security upon which this Company Guarantee is endorsed the performance under, and the due and punctual payment of the principal of, Tax Redemption Price and Additional Amounts with respect to, and interest, if any, on, said Security, when and as the same shall become due and payable, whether upon maturity, acceleration, call for redemption thereof or otherwise, according to the terms thereof and of the Indenture referred to therein.

          The Company hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of said Security or said Indenture, any failure to enforce the provisions of said Security or said Indenture, any waiver, modification or indulgence granted to the Issuer with respect thereto by the Holder of said Security or said Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification, indulgence or circumstance shall, without the consent of the Company, increase the principal amount of said Security or increase the interest rate thereon except as provided in said Security. The Company hereby agrees that this Company Guarantee shall be enforceable without any demand, suit or proceeding first against the Issuer. The Company hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to said Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Company Guarantee will not be discharged except by payment in full of the principal of and interest on said Security or pursuant to the provisions of Article Eleven of the Indenture providing for release of this Company Guarantee under the conditions provided for therein.

          This Company Guarantee shall not be valid or become obligatory for any purpose until the certificate of authentication on said Security shall have been signed manually by the Trustee under the Indenture referred to in said Security. Terms used herein which are defined in such Indenture shall have the respective meanings assigned thereto in the Indenture.

          THIS COMPANY GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

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

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers and its corporate seal to be affixed or reproduced hereon.

Dated: [              ]                MILLENNIUM CHEMICALS INC.



                                       By:______________________________________
                                          Name:
                                          Title:

[SEAL]
Attest:



_______________________________________
         Authorized Officer


                                 ARTICLE TWELVE

                       DEFEASANCE AND COVENANT DEFEASANCE

     Section 1201.  Issuer's Option to Effect Defeasance or Covenant Defeasance.

          The Issuer may, at its option by Board Resolution, at any time following the 91st day after the applicable conditions set forth below in this Article Twelve have been satisfied, with respect to the Securities, elect to have either Section 1202 or Section 1203 be applied to all of the Outstanding Securities (the "Defeased Securities").

     Section 1202.  Defeasance and Discharge.

          Upon the Issuer's exercise under Section 1201 of the option applicable to this Section 1202, the Issuer, the Company and any other obligor upon the Securities, if any, shall be deemed to have been discharged from its obligations with respect to the Defeased Securities on the date the conditions set forth in
Section 1204 below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Issuer, the Company and any other obligor upon the Securities shall be deemed to have paid and discharged the entire Debt represented by the Defeased Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1205 and the other Sections of this Indenture referred to in clauses (a) and (b) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Issuer and upon Issuer Request, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Defeased Securities to receive, solely from the trust fund described in Section 1204 and as more fully set forth in such Section, payments in respect of the principal of, and interest on, such Securities, when such payments are due from the trust referred to below, (b) the Issuer's obligations with respect to such Defeased Securities under Sections 304, 305, 308, 1002 and 1003, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder, and (d) the defeasance provisions under this Article Twelve. Subject to compliance with this Article Twelve, the Issuer may exercise its option under this Section 1202 notwithstanding the prior exercise of its option under Section 1203 with respect to the Securities.

     Section 1203.  Covenant Defeasance.

          Upon the Issuer's exercise under Section 1201 of the option applicable to this Section 1203, the Issuer and the Company shall be released from its obligations under any covenant or provision contained or referred to in Sections 1005 through 1011 inclusive, and the provisions of clause (3) of Section 801(a), with respect to the Defeased Securities on and after the date the conditions set forth in Section 1204 below are satisfied (hereinafter, "covenant defeasance"), and the Defeased Securities shall thereafter be deemed to be not Outstanding for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed Outstanding for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Defeased Securities, the Issuer and the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Article, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501(c), but, except as specified above, the remainder of this Indenture and such Defeased Securities shall be unaffected thereby.

     Section 1204.  Conditions to Defeasance or Covenant Defeasance.

          The following shall be the conditions to application of either Section 1202 or Section 1203 to the Defeased Securities:

               (1) The Issuer irrevocably deposits with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Securities (a) money or (b) U.S. Government Obligations, which through the payment of interest and principal in respect thereof in accordance with their terms will provide (without any reinvestment of such interest or principal), not later than one day before the due date of any payment, money, in an amount, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee at or prior to the time of such deposit, sufficient to pay and discharge each installment of principal and interest on the outstanding Securities on the dates such installments of principal and interest are or may become due;

               (2) No Default or Event of Default with respect to the Indenture or the Securities shall have occurred and be continuing on the date of such deposit, as evidenced to the Trustee in an Officers' Certificate from the Issuer delivered to the Trustee concurrently with such deposit;

               (3) The Issuer delivers to the Trustee an Opinion of Counsel who shall be acceptable to the Trustee to the effect that the trust arising from such deposit shall not constitute an "investment company" under the Investment Company Act of 1940, or such trust shall be qualified under such Act or exempt from regulation thereunder;

               (4) In the case of the defeasance under Section 1202, the Issuer delivers to the Trustee an Opinion of Counsel stating that (a) the Issuer has received a ruling from the Internal Revenue Service, or (b) since the date of the Indenture there has been a change in the applicable Federal income tax law, in either case, to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

               (5) In the case of the covenant defeasance, the Issuer delivers to the Trustee an Opinion of Counsel to the effect that the Holders of the Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

               (6) The Issuer has paid or duly provided for payment of all amounts then due to the Trustee pursuant to the terms of the Indenture; and

               (7) The Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance of the Securities have been complied with as required by the Indenture.

          Opinions of Counsel or Opinions of Independent Counsel required to be delivered under this Section shall be in form and substance reasonably satisfactory to the Trustee and may have qualifications customary for opinions of the type required and counsel delivering such opinions may rely on certificates of the Issuer or government or other officials customary for opinions of the type required, which certificates shall be limited as to matters of fact, including that various financial covenants have been complied with.

     Section 1205. Deposited Money and U.S. Government Obligations to be Held in Trust; Other Miscellaneous Provisions.

          Subject to the provisions of the last paragraph of Section 1003, all United States dollars and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 1204 in respect of the Defeased Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (excluding the Issuer or any of its Affiliates acting as Paying Agent), as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal and interest, but such money need not be segregated from other funds except to the extent required by law.

          The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is imposed, assessed or for the account of the Holders of the Defeased Securities.

          Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuer from time to time upon Issuer Request any United States dollars or U.S. Government Obligations held by it as provided in Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect defeasance or covenant defeasance.

     Section 1206.  Reinstatement.

          If the Trustee or Paying Agent is unable to apply any United States dollars or U.S. Government Obligations in accordance with Section 1202 or 1203, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Issuer's obligations under this Indenture and the Securities and the Company's obligations under the Company Guarantees shall be revived and reinstated, with present and prospective effect, as though no deposit had occurred pursuant to Section 1202 or 1203, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such United States dollars or U.S. Government Obligations in accordance with Section 1202 or 1203, as the case may be; provided, however, that if the Issuer makes any payment to the Trustee or Paying Agent of principal or interest on any Security following the reinstatement of its obligations, the Trustee or Paying Agent shall promptly pay any such amount to the Holders of the Securities and the Issuer shall be subrogated to the rights of the Holders of such Securities to receive such payment from the United States dollars and U.S. Government Obligations held by the Trustee or Paying Agent.


                                ARTICLE THIRTEEN

                            REDEMPTION OF SECURITIES

     Section 1301.  Tax Redemption.

          (a) Upon the occurrence of a "Tax Event," the Issuer may, at its option and subject to the procedures set forth below, redeem (a "Tax Redemption") the Securities, in whole only, at any time (the "Tax Redemption Date") at a redemption price (the "Tax Redemption Price") of 100% of the principal amount thereof plus accrued interest to the date fixed for redemption.

          (b) A Tax Event occurs if, as the result of any change in or any amendment to the laws, including any applicable double taxation treaty or convention, of the United Kingdom (or any Other Jurisdiction) or of any political subdivision or taxing authority thereof, affecting taxation, or any change in the application or interpretation of such laws, double taxation treaty or convention, which change or amendment becomes effective on or after the original issuance date of any series of the Securities (or such later date on which any assignee of the Issuer, the Company or any successor corporation to the Issuer or the Company becomes such), it is determined by the Issuer, the Company or such assignee (which terms, for purposes of the remainder of this paragraph, include any successor thereto) that (i) the Issuer, the Company or an assignee would be required to make additional payments in respect of principal and interest on the next succeeding date for the payment thereof, or (ii) based upon an Opinion of Independent Counsel to the Issuer, the Company or an assignee, as a result of any action taken by any taxing authority of, or any action brought in a court of competent jurisdiction in, the United Kingdom (or an Other Jurisdiction) or any political subdivision or taxing authority thereof or therein (whether or not such action was taken or brought with respect to the Issuer, the Company or its assignee), which action is taken or brought on or after the original issuance date of such series (or, in certain circumstances, such later date on which a corporation becomes an assignee), the circumstances described in clause (i) would exist.

          (c) A Tax Redemption shall be for not less than all of the Securities.

     Section 1302.  Applicability of Article.

          Redemption of Securities at the election of the Issuer, the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article Thirteen.

     Section 1303.  Election to Redeem; Notice to Trustee.

          The election of the Issuer to redeem Securities pursuant to Section 1301 shall be evidenced by an Issuer Order and an Officers' Certificate. In case of any redemption at the election of the Issuer, the Issuer shall, not less than 45 nor more than 60 days prior to the Tax Redemption Date fixed by the Issuer (unless a shorter notice period shall be satisfactory to the Trustee), notify the Trustee in writing of such Tax Redemption Date.

     Section 1304.  Notice of Redemption.

          In order to redeem the Securities, notice of redemption must be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Tax Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall state:

          (a)  the Tax Redemption Date;

          (b)  the Tax Redemption Price;

          (c) that Securities called for redemption must be surrendered to the Paying Agent to collect the Tax Redemption Price;

          (d) that on the Tax Redemption Date the Tax Redemption Price will become due and payable upon each such Security, and that (unless the Issuer shall default in payment of the Tax Redemption Price) interest thereon shall cease to accrue on and after said date;

          (e) subject to procedures with respect to Global Securities, the place or places where such Securities are to be surrendered for payment of the Tax Redemption Price; and

          (f) the CUSIP number, if any, relating to such Securities.

          Notice of redemption of Securities to be redeemed at the election of the Issuer shall be given by the Issuer or, at the Issuer's written request, by the Trustee in the name and at the expense of the Issuer. If the Issuer elects to give notice of redemption, it shall provide the Trustee with a certificate stating that such notice has been given in compliance with the requirements of this Section 1304.

          The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for repurchase as a whole shall not affect the validity of the proceedings for the redemption of any other Security.

     Section 1306.  Deposit of Tax Redemption Price.

          On or prior to any Tax Redemption Date, the Issuer shall deposit with the Trustee or with a Paying Agent (or, if the Issuer or any of its Affiliates is acting as Paying Agent, segregate and hold in trust as provided in Section
1003) an amount of money in same day funds sufficient to pay the Tax Redemption Price of, and (except if the Tax Redemption Date shall be an Interest Payment Date or Special Payment Date) accrued interest on, all of the Securities which are to be redeemed on that date. All money earned on funds held in trust by the Trustee or any Paying Agent shall be remitted to the Issuer.

     Section 1307.  Securities Payable on Redemption Date.

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Tax Redemption Date, become due and payable at the Tax Redemption Price therein specified and from and after such date (unless the Issuer shall default in the payment of the Tax Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Issuer at the Tax Redemption Price together with accrued interest to the Tax Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Tax Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates and Special Record Dates according to the terms and the provisions of Section 308.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Tax Redemption Date at the rate borne by such Security.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                       MILLENNIUM AMERICA INC.



                                       By: _____________________________________
                                           Name:
                                           Title:

                                       MILLENNIUM CHEMICALS INC.



                                       By: _____________________________________
                                           Name:
                                           Title:

                                       THE BANK OF NEW YORK, AS TRUSTEE



                                       By: _____________________________________
                                           Name:
                                           Title:

                             MILLENNIUM AMERICA INC.

                    [---]% SENIOR NOTE DUE NOVEMBER __, 2006

                      GUARANTEED AS TO PAYMENT OF PRINCIPAL
                    AND INTEREST BY MILLENNIUM CHEMICALS INC.

                                                        CUSIP NO. ______________

No. __________                                          $_______________________

          [If the Security is a Global Security, then insert --THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

          [If the Security is a Global Security and DTC is to be the Depositary therefor, then insert -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

          Millennium America Inc., a Delaware corporation (the "Issuer", which term includes any successor corporation under the Indenture hereinafter referred
to), for value received, hereby promises to pay to ________________ or registered assigns, the principal sum of ______________________ United States dollars, [If the Security is a Global Security, then insert -- or such other principal amount (which, when taken together with the principal amounts of all
other Outstanding Securities, shall not exceed $[    ] in the aggregate at any
one time) as may be set forth in the records of the Trustee hereinafter referred to in accordance with
the Indenture,] on [          ], 2006, at the office or agency of the Issuer
referred to below, and to pay interest thereon from [         ], or from the
most recent Interest Payment Date to which interest has been paid or duly
provided for, semiannually on [         ] and [         ] in each year,
commencing [         ] at the rate of [     ]% per annum, in United States
dollars, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360- day year comprised of twelve 30-day months.

          Any amount of interest on this Security which is overdue shall bear interest (to the extent that payment thereof shall be legally enforceable) at the rate per annum borne by this Security from the date such amount is due to the day it is paid or made available for payment, and such overdue interest shall be payable on demand.

          The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the [ ] or [ ] (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on the relevant Regular Record Date, and may either be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Payment of the principal of, Tax Redemption Price and Additional Amounts with respect to, and interest on, this Security, and exchange or transfer of this Security, will be made at the office or agency of the Issuer in The City of New York maintained for that purpose (which initially will be the Corporate Trust Office of the Trustee), or at such other office or agency as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

          Additional Amounts in respect of principal and interest, if any, may be made by the Company under circumstances relating to tax withholding by certain foreign jurisdictions, such circumstances set forth in Section 301 of the Indenture.

          Except with respect to a Tax Redemption pursuant to Article Thirteen of the Indenture, the Securities shall not be subject to redemption prior to Maturity and shall not have the benefit of any sinking fund obligations.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Security is entitled to the benefits of the Company Guarantees of the punctual payment when due of the Indenture Obligations made in favor of the Trustee for the benefit of the Holders, which Company Guarantees are subject to release. Reference is hereby made to Article Eleven of the Indenture for a statement of the respective rights, limitations of rights, duties and obligations under the Company Guarantees. Each Holder, by holding this Security, agrees to all terms and provisions of the Company Guarantees.

          Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature of an authorized signer, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers and its corporate seal to be affixed or reproduced hereon.

                                       MILLENNIUM AMERICA INC.



                                       By:______________________________________
[SEAL]                                    Name:
                                          Title:

Attest:



_______________________________________
          Authorized Officer

                          FORM OF REVERSE OF SECURITIES

                             MILLENNIUM AMERICA INC.

                     [ ]% SENIOR NOTE DUE NOVEMBER __, 2006

          This Security is one of a duly authorized issue of Securities of the Issuer designated as its [ ]% Senior Notes Due November __, 2006 (the "Securities"), limited (except as otherwise provided in the Indenture referred
to below) in aggregate principal amount to $[          ], issued under and
subject to the terms of an indenture (the "Indenture") dated as of [          ],
among the Issuer, Millennium Chemicals Inc. (the "Company", which term includes any successor corporation under the Indenture) and The Bank of New York, as trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Issuer, the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities, with the Company Guarantees endorsed thereon, are, and are to be, authenticated and delivered.

          The Indenture contains provisions for defeasance at any time of (a) the entire Debt on the Securities, and (b) certain restrictive covenants, in each case upon compliance with certain conditions set forth therein.

          If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Company and the rights of the Holders of the Securities under the Indenture at any time by the Issuer, the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Issuer and the Company with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, the Company or any other obligor on the Securities (if the Company or such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, Tax Redemption Price and Additional Amounts with respect to, and interest on, this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 30 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

          Prior to due presentment of this Security for registration of transfer, the Issuer, the Company, the Trustee and any agent of the Issuer, the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Issuer, the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

          All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.


          Dated:  ____________________



                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the [ ]% Senior Notes Due November __, 2006 referred to in the within-mentioned Indenture.

                                       THE BANK OF NEW YORK,
                                          as Trustee



                                       By: _____________________________________
                                           Authorized Signatory

             FORM OF [    ]% SENIOR DEBENTURES DUE NOVEMBER __, 2026

                             MILLENNIUM AMERICA INC.

                  [   ]% SENIOR DEBENTURE DUE NOVEMBER __, 2026

                      GUARANTEED AS TO PAYMENT OF PRINCIPAL
                    AND INTEREST BY MILLENNIUM CHEMICALS INC.

                                                        CUSIP NO. ______________

No. __________                                          $_______________________

          [If the Security is a Global Security, then insert --THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

          [If the Security is a Global Security and DTC is to be the Depositary therefor, then insert -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

          Millennium America Inc., a Delaware corporation (the "Issuer", which term includes any successor corporation under the Indenture hereinafter referred
to), for value received, hereby promises to pay __________ to or registered assigns, the principal sum of ________________ United States dollars, [If the Security is a Global Security, then insert -- or such other principal amount (which, when taken together with the principal amounts of all other Outstanding Securities, shall not exceed $[-------] in the aggregate at any one time) as may be set forth in the records of the Trustee hereinafter referred to in
accordance with the Indenture,] on [          ], 2026, at the office or agency
of the Issuer referred to below, and to pay interest thereon from [        ], or
from the most recent Interest Payment Date to which interest has been paid or
duly provided for, semiannually on [      ] and [        ] in each year,
commencing [        ] at the rate of [   ]% per annum, in United States dollars,
until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

          Any amount of interest on this Security which is overdue shall bear interest (to the extent that payment thereof shall be legally enforceable) at the rate per annum borne by this Security from the date such amount is due to the day it is paid or made available for payment, and such overdue interest shall be payable on demand.

          The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the [ ] or [ ] (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on the relevant Regular Record Date, and may either be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Payment of the principal of, Tax Redemption Price and Additional Amounts with respect to, and interest on, this Security, and exchange or transfer of this Security, will be made at the office or agency of the Issuer in The City of New York maintained for that purpose (which initially will be the Corporate Trust Office of the Trustee), or at such other office or agency as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

          Additional Amounts in respect of principal and interest, if any, may be made by the Company under circumstances relating to tax withholding by certain foreign jurisdictions, such circumstances set forth in Section 301 of the Indenture.

          Except with respect to a Tax Redemption pursuant to Article Thirteen of the Indenture, the Securities shall not be subject to redemption prior to Maturity and shall not have the benefit of any sinking fund obligations.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Security is entitled to the benefits of the Company Guarantees of the punctual payment when due of the Indenture Obligations made in favor of the Trustee for the benefit of the Holders, which Company Guarantees are subject to release. Reference is hereby made to Article Eleven of the Indenture for a statement of the respective rights, limitations of rights, duties and obligations under the Company Guarantees. Each Holder, by holding this Security, agrees to all terms and provisions of the Company Guarantees.

          Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature of an authorized signer, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers and its corporate seal to be affixed or reproduced hereon.

                                       MILLENNIUM AMERICA INC.



                                       By: _____________________________________
[SEAL]                                     Name:
                                           Title:

Attest:



_______________________________________
          Authorized Officer

                         FORM OF REVERSE OF SECURITIES

                             MILLENNIUM AMERICA INC.

                   [ ]% SENIOR DEBENTURE DUE NOVEMBER __, 2026

          This Security is one of a duly authorized issue of Securities of the
Issuer designated as its [      ]% Senior Debentures Due November __, 2026 (the
"Securities"), limited (except as otherwise provided in the Indenture referred
to below) in aggregate principal amount to $[         ], issued under and
subject to the terms of an indenture (the "Indenture") dated as of
[             ], among the Issuer, Millennium Chemicals Inc. (the "Company", which term includes any successor corporation under the Indenture) and The Bank of New York, as trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Issuer, the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities, with the Company Guarantees endorsed thereon, are, and are to be, authenticated and delivered.

          The Indenture contains provisions for defeasance at any time of (a) the entire Debt on the Securities, and (b) certain restrictive covenants, in each case upon compliance with certain conditions set forth therein.

          If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Company and the rights of the Holders of the Securities under the Indenture at any time by the Issuer, the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Issuer and the Company with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, the Company or any other obligor on the Securities (if the Company or such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, Tax Redemption Price and Additional Amounts with respect to, and interest on, this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 30 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

          Prior to due presentment of this Security for registration of transfer, the Issuer, the Company, the Trustee and any agent of the Issuer, the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Issuer, the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

          All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

          Dated:  ____________________


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the [ ]% Senior Debentures Due November __, 2026 referred to in the within-mentioned Indenture.

                                       THE BANK OF NEW YORK,
                                          as Trustee



                                       By: _____________________________________
                                                  Authorized Signatory

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